Exhibit 4.2





                       AICCO PREMIUM FINANCE MASTER TRUST,

                                    as Issuer

                                       and

                   JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

                           as successor-in-interest to

                         BANK ONE, NATIONAL ASSOCIATION,

                                   as Trustee

                            on behalf of Noteholders

                            SERIES 2005-1 SUPPLEMENT

                          Dated as of November 3, 2005

                                       to

                                 BASE INDENTURE

                          Dated as of November 8, 1999

                       AICCO PREMIUM FINANCE MASTER TRUST

                                  SERIES 2005-1


                       Premium Finance Asset Backed Notes

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                                TABLE OF CONTENTS
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                                                                                                      PAGE
PRELIMINARY STATEMENT ..................................................................................1

DESIGNATION ............................................................................................1

SECTION 1.            Definitions.......................................................................1

SECTION 2.            Article 3 of the Base Indenture..................................................23

         ARTICLE 3 INITIAL ISSUANCE....................................................................24

         SECTION 3.1  Initial Issuance.................................................................24

         SECTION 3.2.  Compensation....................................................................24

         SECTION 3.3  Cleanup Call.....................................................................24

         SECTION 3.4  Delivery and Payment for the Notes...............................................25

         SECTION 3.5  Form of Delivery of the Notes; Depository; Denominations.........................25

SECTION 3.  Article 5 of Base Indenture................................................................25

         ARTICLE 5 ALLOCATION AND APPLICATION OF COLLECTIONS...........................................26

         SECTION 5.10  Rights of Noteholders...........................................................26

         SECTION 5.11  Allocations.....................................................................26

         SECTION 5.12  Determination of Monthly Interest...............................................32

         SECTION 5.13  Determination of Monthly Principal..............................................33

         SECTION 5.14  Coverage of Required Amount.....................................................35

         SECTION 5.15  Monthly Payments................................................................36

         SECTION 5.16  Investor Charge-Offs............................................................42

         SECTION 5.17  Excess Spread...................................................................44

         SECTION 5.18  Reallocated Principal Collections...............................................46

         SECTION 5.19  Shared Principal Collections....................................................48

         SECTION 5.20  Accumulation Reserve Account....................................................48

         SECTION 5.21  Excess Funding Account..........................................................50

         SECTION 5.22  Principal Funding Account.......................................................51

         SECTION 5.23  [Reserved]......................................................................53

         SECTION 5.24 Class C Reserve Account..........................................................53

         SECTION 5.25  Determination of LIBOR..........................................................55

         SECTION 5.26  Effect of Other Series..........................................................56


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         SECTION 5.27  Seller's or Servicer's Failure to Make a Deposit or Payment.....................56

         SECTION 5.29  Servicing Advances..............................................................56

SECTION 4  Article 6 of the Base Indenture.............................................................57

         ARTICLE 6 DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS............................................57

         SECTION 6.1  Distributions....................................................................57

                  SECTION 6.2  Monthly Noteholders' Statement..........................................58

SECTION 5.  Series 2005-1 Pay Out Events...............................................................61

SECTION 6.  Series 2005-1 Termination..................................................................64

SECTION 7.  Early Pay Off..............................................................................64

SECTION 8.  Amendments.................................................................................64

SECTION 9.  Random Removal.............................................................................65

SECTION 10.  DPO Policy................................................................................65

SECTION 11.  Eligible Receivables......................................................................65

SECTION 12.  [Reserved.]...............................................................................66

SECTION 13.  Counterparts..............................................................................66

SECTION 14.  UCC Security Interest Representations.....................................................66

SECTION 15.Governing Law...............................................................................67

SECTION 16.  Waiver of Trial by Jury...................................................................67

SECTION 17.  No Petition...............................................................................67

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Exhibit A       Form of Class A Note
Exhibit B       Form of Class B Note
Exhibit C       Form of Class C Note
Exhibit D       Form of Class D Note

                  SERIES 2005-1 SUPPLEMENT, dated as of November 3, 2005 (as amended, modified, restated or supplemented from time to time in with the terms hereof, this "Series Supplement"), by and among AICCO PREMIUM FINANCE MASTER TRUST (f/k/a AIG CREDIT PREMIUM FINANCE MASTER TRUST), a Delaware statutory trust, as Issuer ("Issuer"), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as successor-in-interest to BANK ONE, NATIONAL ASSOCIATION, a national banking association, as trustee (together with its successors in trust under the Base Indenture referred to below, the "Trustee") to the Base Indenture, dated as of November 8, 1999, between the Issuer and the Trustee (as amended, modified, restated or supplemented from time to time, exclusive of Series Supplements, the "Base Indenture").

                  Pursuant to this Series Supplement, the Issuer shall create a new Series of Notes and shall specify the Principal Terms thereof.

                              PRELIMINARY STATEMENT

                  WHEREAS, Section 2.2 of the Base Indenture provides, among other things, that Issuer and the Trustee may at any time and from time to time enter into a series supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes.

                  NOW, THEREFORE, the parties hereto agree as follows:

                                   DESIGNATION

                  (a) There is hereby created a Series of notes to be issued pursuant to the Base Indenture and this Series Supplement and such Series of notes shall be designated generally Premium Finance Asset Backed Notes, Series 2005-1. The Notes shall be issued in four classes: (i) the Series 2005-1 Class A Floating Rate Asset Backed Notes, which shall be designated generally as the "Class A Notes," (ii) the Series 2005-1 Class B Floating Rate Asset Backed Notes, which shall be designated generally as the "Class B Notes," (iii) the Series 2005-1 Class C Floating Rate Asset Backed Notes, which shall be designated generally as the "Class C Notes" and (iv) the Series 2005-1 Class D Asset Backed Notes, which shall be designated generally as the "Class D Notes." The Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes are referred to collectively as the "Notes." The Notes shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

                  (b) Series 2005-1 shall be included in Group One (as defined below). Series 2005-1 shall not be subordinated to any other Series.

                  SECTION 1. Definitions

                  In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Base Indenture, the terms and provisions of this Series Supplement shall govern. All Article, Section or subsection references herein mean Articles, Sections or subsections of the Base Indenture, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Base Indenture. Each capitalized term defined herein shall relate only to the Notes and no other Series of Notes issued by the Trust.

                  "Accumulation Period Factor" shall mean, for each Monthly Period, a fraction, the numerator of which is equal to the sum of the initial investor interests of all outstanding Series, and the denominator of which is equal to the sum of (a) the Initial Investor Interest, (b) the initial investor interests of all outstanding Series (other than Series 2005-1) which are not expected to be in their revolving periods, and (c) the initial investor interests of all other outstanding Series which are not allocating Shared Principal Collections to other Series and are in their revolving periods; provided, however, that this definition may be changed at anytime if the Rating Agency Condition is satisfied.

                  "Accumulation Period Length" shall have the meaning assigned to such term in subsection 5.15(j).

                  "Accumulation Reserve Account" has the meaning specified in subsection 5.20(a).

                  "Accumulation Reserve Account Funding Date" will be the Transfer Date with respect to the Monthly Period which commences no later than two months prior to the commencement of the Controlled Accumulation Period, or such earlier time as the Servicer may determine.

                  "Accumulation Reserve Draw Amount" shall mean the amount necessary to cover any shortfalls in the payments of interest on the Notes of such Series during the Controlled Accumulation Period and on the first Transfer Date with respect to the Rapid Amortization Period.

                  "Accumulation Shortfall" shall initially mean zero and shall thereafter mean, with respect to any Monthly Period during the Controlled Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for the previous Monthly Period over the amount deposited into the Principal Funding Account pursuant to subsections 5.15(f)(i), 5.15(f)(ii), 5.15(f)(iii) and 5.15(f)(iv) with respect to the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, respectively, for the previous Monthly Period.

                  "Additional Amounts" has the meaning specified in the Note Purchase Agreement.

                  "Adjusted Investor Interest" shall mean, with respect to any date of determination, an amount equal to the sum of (a) the Class A Adjusted Investor Interest and (b) the Class B Adjusted Investor Interest, (c) the Class C Adjusted Investor Interest and (d) the Class D Adjusted Investor Interest.

                  "Administrative Agent" has the meaning set forth in the Note Purchase Agreement.

                  "Aggregate Investor Default Amount" means, with respect to any Monthly Period, the sum of the Investor Default Amounts in respect of such Monthly Period.

                  "AIG" means American International Group, Inc., a Delaware corporation.

                  "Annualized Monthly Excess Spread Amount" means, in respect of any Monthly Period, the percentage calculated by dividing (i) an amount equal to the sum of (A) the amount of collections in respect of Finance Charge Receivables (including recoveries) allocable to Noteholders for such Monthly Period, minus (B) the Aggregate Investor Default Amount for such Monthly Period, minus (C) the Investor Servicing Fee payable on such Transfer Date, minus (D) the aggregate amount payable to Noteholders in respect of interest on the immediately succeeding Payment Date by (ii) the average daily outstanding principal amount of the Notes for such Monthly Period, and multiplying the resulting quotient by 12.

                  "Available Accumulation Reserve Account Amount" shall mean an amount equal to the lesser of the amount on deposit on the Accumulation Reserve Account (before giving effect to any deposit to be made to the Accumulation Reserve Account on such Transfer Date) and the Required Accumulation Reserve Account Amount for such Transfer Date.

                  "Available Investor Principal Collections" (A) means with respect to the Notes and any Monthly Period, an amount equal to (i) the Investor Principal Collections for such Monthly Period (adjusted for any Servicer Advances of principal and the reimbursement thereof), minus (ii) the amount of Reallocated Class D Principal Collections, Reallocated Class C Principal Collections and Reallocated Class B Principal Collections with respect to such Monthly Period which pursuant to Section 5.18 are required to fund the Class A Required Amount (from Reallocated Class D Principal Collections, Reallocated Class C Principal Collections and Reallocated Class B Principal Collections), the Class B Required Amount (from Reallocated Class D Principal Collections and Reallocated Class C Principal Collections) and the Class C Required Amount (from Reallocated Class D Principal Collections), plus (iii) the amount of Shared Principal Collections with respect to Group One that are allocated to Series 2005-1 in accordance with subsections 5.19(a) and (b) plus (iv) the Investor Percentage of amounts deposited in the Excess Funding Account in accordance with
Section 5.21, plus (v) during the Controlled Accumulation Period, collections of Principal Receivables received during such Monthly Period allocable to the Trust Interest (adjusted for any Servicer Advances of principal and the reimbursement thereof) plus (v) with respect to the Class C Notes only, amounts withdrawn from the Class C Reserve Account pursuant to Section 5.24, and (B) when used with respect to any other Series, has the meaning specified in the applicable Series Supplement.

                  "Business Day" means, for the purpose of determining LIBOR, any Business Day (as defined in the Base Indenture) other than a day on which banking institutions in London, England trading in Dollar deposits in the London interbank market are authorized or obligated by law or executive order to be closed; for all other purposes, Business Day has the meaning provided in the Base Indenture.

                  "Class A Additional Interest" has the meaning specified in subsection 5.12(a).

                  "Class A Adjusted Investor Interest" shall mean, with respect to any date of determination, an amount equal to the Class A Investor Interest minus the funds on deposit in the Principal Funding Account (in an amount not to exceed the Class A Investor Interest) on such date of determination.

                  "Class A Available Funds" means, with respect to any Monthly Period, an amount equal to the Class A Floating Allocation of the Collections of Finance Charge Receivables (including recoveries) allocated to the Investor Interest (adjusted for Servicer Advances of interest and the reimbursement thereof) and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 5.4(a)).

                  "Class A Deficiency Amount" has the meaning specified in subsection 5.12(a).

                  "Class A Fixed Allocation" means, with respect to any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

                  "Class A Floating Allocation" means, with respect to any Transfer Date, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A Adjusted Investor Interest and the denominator of which is equal to the Adjusted Investor Interest.

                  "Class A Initial Investor Interest" means the aggregate initial principal amount of the Class A Notes, which is $500,000,000.

                  "Class A Investor Allocation" means with respect to any Monthly Period, (a) with respect to Investor Default Amounts and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class A Floating Allocation, and (b) with respect to Principal Receivables during the Controlled Accumulation Period, the Rapid Amortization Period, the Class A Fixed Allocation.

                  "Class A Investor Charge-Offs" has the meaning specified in subsection 5.16(a).

                  "Class A Investor Default Amount" means, with respect to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class A Floating Allocation applicable for such Transfer Date.

                  "Class A Investor Interest" means, on any date of determination, an amount equal to (a) the Class A Initial Investor Interest, minus (b) the aggregate amount of principal payments in respect of an amortization period the Class A Notes made to Class A Noteholders prior to such date, minus (c) the aggregate amount of Class A Investor Charge-Offs pursuant to subsection 5.16(a), plus (d) the aggregate amount of Excess Spread allocated and available on all prior Transfer Dates pursuant to subsection 5.17(b) for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (c).

                  "Class A Monthly Interest" means the monthly interest payable in respect of the Class A Notes as calculated in accordance with subsection 5.12(a).

                  "Class A Monthly Principal" means the monthly principal payable in respect of the Class A Notes as calculated in accordance with subsection 5.13(a).

                  "Class A Note Rate" means, with respect to each Interest Period prior to the Payoff Date, a variable rate equal to 0.08% in excess of LIBOR, as determined on the related LIBOR Determination Date.

                  "Class A Noteholder" means the Person in whose name a Class A
Note is registered in the Note Register.

                  "Class A Notes" means any of the notes executed by the Issuer and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A hereto. The outstanding balance of the Class A Notes will at all times equal the Class A Investor Interest.

                  "Class A Prior Period Interest" means the sum, with respect to each Interest Period in which the Class A Notes would have accrued interest on the Class A Investor Interest had such Class A Investor Interest not been reduced for reasons other than the payment of principal to the Class A Noteholders, of an amount equal to the product of (i) the Class A Note Rate in effect during such Interest Period plus 2% per annum, (ii) the actual number of days in such Interest Period divided by 360 and (iii) the amount by which the Class A Investor Interest was less than the Class A Investor Interest during such Interest Period for reasons other than the payment of principal to the Class A Noteholders; provided, however, that Class A Prior Period Interest will not be distributed until the Payment Date(s) following the Transfer Date on which the Class A Investor Interest has been reimbursed in full for any reductions.

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
                  "Class A Required Amount" has the meaning specified in subsection 5.14(a).

                  "Class A Servicing Fee" has the meaning specified in Section
3.2 hereof.

                  "Class B Additional Interest" has the meaning specified in subsection 5.12(b).

                  "Class B Adjusted Investor Interest" shall mean, with respect to any date of determination, an amount equal to the Class B Investor Interest minus the excess, if any, of the Principal Funding Account Balance over the Class A Investor Interest on such date of determination (such excess not to exceed the Class B Investor Interest).

                  "Class B Available Funds" means, with respect to any Monthly Period, an amount equal to the Class B Floating Allocation of the Collections of Finance Charge Receivables (including recoveries) allocated to the Investor Interest (adjusted for Servicer Advances of interest and the reimbursement thereof) and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 5.4(a)).

                  "Class B Deficiency Amount" has the meaning specified in subsection 5.12(b).

                  "Class B Fixed Allocation" means, with respect to any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

                  "Class B Floating Allocation" means, with respect to any Transfer Date, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class B Adjusted Investor Interest and the denominator of which is equal to the Adjusted Investor Interest.

                  "Class B Initial Investor Interest" means the aggregate initial principal amount of the Class B Notes, which is $20,160,000.

                  "Class B Investor Allocation" means with respect to any Monthly Period, (a) with respect to Investor Default Amounts and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Class B Floating Allocation, and (b) with respect to Principal Receivables during the Controlled Accumulation Period, or the Rapid Amortization Period, the Class B Fixed Allocation.

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
                  "Class B Investor Charge-Offs" has the meaning specified in subsection 5.16(b).

                  "Class B Investor Default Amount" means, with respect to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class B Floating Allocation applicable for such Transfer Date.

                  "Class B Investor Interest" means, on any date of determination, an amount equal to (a) the Class B Initial Investor Interest, minus (b) the aggregate amount of principal payments in respect of an amortization period of the Class B Notes made to Class B Noteholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Transfer Dates pursuant to subsection 5.16(b), minus (d) the amount of the Reallocated Class B Principal Collections allocated pursuant to subsection 5.18(a) and (b) on all prior Transfer Dates for which the Class C Investor Interest or the Class D Investor Interest has not been reduced, minus (e) an amount equal to the amount by which the Class B Investor Interest has been reduced on all prior Transfer Dates pursuant to subsection 5.16(a), plus (f) the aggregate amount of Excess Spread allocated and available on all prior Transfer Dates pursuant to subsection 5.17(e) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e).

                  "Class B Monthly Interest" means the monthly interest payable in respect of the Class B Notes as calculated in accordance with subsection 5.12(b).

                  "Class B Monthly Principal" means the monthly principal payable in respect of the Class B Certificates as calculated in accordance with subsection 5.13(b).

                  "Class B Note Rate" means, with respect to each Interest Period prior to the Payoff Date, a variable rate equal to 0.25% in excess of LIBOR, as determined on the related LIBOR Determination Date.

                  "Class B Noteholder" means the Person in whose name a Class B
Note is registered in the Note Register.

                  "Class B Notes" means any of the notes executed by the Issuer and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit B hereto. The outstanding balance of the Class B Notes will at all times equal the Class B Investor Interest.

                  "Class B Prior Period Interest" shall mean, with respect to each Interest Period in which the Class B Notes would have accrued interest on the outstanding principal balance of the Class B Notes had the outstanding principal balance of the Class B Notes not been reduced for reasons other than the payment of principal to the Class B Noteholders, an amount equal to the sum of (a) the product of (i) the Class B Note Rate in effect during such Interest Period plus 2% per annum, (ii) the actual number of days in such Interest Period


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
divided by 360 and (iii) the amount by which the outstanding principal balance of the Class B Notes was less than the outstanding principal balance of the Class B Notes during such Interest Period for reasons other than the payment of principal to the Class B Noteholders and (b) all unpaid Class B Prior Period Interest from prior Interest Periods; provided, however, that Class B Prior Period Interest shall not be distributed until the Payment Date or Payment Dates following the Transfer Date on which the Class B Notes have been reimbursed in full for any reductions.

                  "Class B Required Amount" has the meaning specified in subsection 5.14(b).

                  "Class B Servicing Fee" has the meaning specified in Section
3.2 hereof.

                  "Class C Additional Interest" has the meaning specified in subsection 5.12(c).

                  "Class C Adjusted Investor Interest" shall mean, with respect to any date of determination, an amount equal to the Class C Investor Interest minus the excess, if any, of the Principal Funding Account Balance over the sum of the Class A Investor Interest and the Class B Investor Interest on such date of determination (such excess not to exceed the Class C Investor Interest).

                  "Class C Available Funds" means, with respect to any Monthly Period, an amount equal to the Class C Floating Allocation of the Collections of Finance Charge Receivables (including recoveries) allocated to the Investor Interest (adjusted for Servicer Advances of interest and the reimbursement thereof) and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 5.4(a)).

                  "Class C Deficiency Amount" has the meaning specified in subsection 5.12(c).

                  "Class C Fixed Allocation" means, with respect to any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class C Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

                  "Class C Floating Allocation" means, with respect to any Transfer Date, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class C Adjusted Investor Interest and the denominator of which is equal to the Adjusted Investor Interest.

                  "Class C Initial Investor Interest" means the aggregate initial principal amount of the Class C Notes, which is $9,410,000.

                  "Class C Investor Allocation" means with respect to any Monthly Period, (a) with respect to Investor Default Amounts and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Class C Floating Allocation, and (b) with respect to Principal Receivables during the Controlled Accumulation Period, or the Rapid Amortization Period, the Class C Fixed Allocation.

                  "Class C Investor Charge-Offs" has the meaning specified in subsection 5.16(c).

                  "Class C Investor Default Amount" means, with respect to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class C Floating Allocation applicable for such Transfer Date.

                  "Class C Investor Interest" means, on any date of determination, an amount equal to (a) the Class C Initial Investor Interest, minus (b) the aggregate amount of principal payments in respect of an amortization period of the Class C Notes made to Class C Noteholders prior to such date, minus (c) the aggregate amount of Class C Investor Charge-Offs for all prior Transfer Dates pursuant to subsection 5.16(c), minus (d) the amount of the Reallocated Class C Principal Collections allocated pursuant to subsections 5.18(a), (b) and (c) on all prior Transfer Dates for which the Class D Investor Interest has not been reduced, minus (e) an amount equal to the amount by which the Class C Investor Interest has been reduced on all prior Transfer Dates pursuant to subsections 5.16(a) and (b), plus (f) the aggregate amount of Excess Spread allocated and available on all prior Transfer Dates pursuant to subsection 5.17(h) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e).

                  "Class C Monthly Interest" means the monthly interest payable in respect of the Class C Notes as calculated in accordance with subsection 5.12(c).

                  "Class C Monthly Principal" means the monthly principal payable in respect of the Class C Notes as calculated in accordance with subsection 5.13(c).

                  "Class C Note Rate" means, with respect to each Interest Period prior to the Payoff Date, a variable rate equal to 0.55% in excess of LIBOR, as determined on the related LIBOR Determination Date.

                  "Class C Noteholder" means the Person in whose name a Class C
Note is registered in the Note Register.

                  "Class C Notes" means any of the notes executed by the Issuer and authenticated by or on behalf of the Trustee, substantially in the form of


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Exhibit C hereto. The outstanding balance of the Class C Notes will at all times equal the Class C Investor Interest.

                  "Class C Prior Period Interest" shall mean, with respect to each Interest Period in which the Class C Notes would have accrued interest on the outstanding principal balance of the Class C Notes had the outstanding principal balance of the Class C Notes not been reduced for reasons other than the payment of principal to the Class C Noteholders, an amount equal to the sum of (a) the product of (i) the Class C Note Rate in effect during such Interest Period plus 2% per annum, (ii) the actual number of days in such Interest Period divided by 360 and (iii) the amount by which the outstanding principal balance of the Class C Notes was less than the outstanding principal balance of the Class C Notes during such Interest Period for reasons other than the payment of principal to the Class C Noteholders and (b) all unpaid Class C Prior Period Interest from prior Interest Periods; provided, however, that Class C Prior Period Interest shall not be distributed until the Payment Date or Payment Dates following the Transfer Date on which the Class C Notes have been reimbursed in full for any reductions.

                  "Class C Required Amount" has the meaning specified in subsection 5.14(c).

                  "Class C Reserve Account" has the meaning specified in subsection 5.24(a).

                  "Class C Reserve Amount" will be equal to the product of the Funding Percentage and the Initial Investor Interest; provided, however that upon the occurrence of a Payout Event, the Class C Reserve Amount shall equal the Class C Adjusted Investor Interest.

                  "Class C Reserve Event" shall mean a Type 1 Class C Reserve Event, a Type 2 Class C Reserve Event, or a Type 3 Class C Reserve Event.

                  "Class C Servicing Fee" has the meaning specified in Section
3.2 hereof.

                  "Class D Adjusted Investor Interest" shall mean with respect to any date of determination, an amount equal to the Class D Investor Interest, minus the funds on deposit in the Principal Funding Account in excess of the sum of the Class A Investor Interest, the Class B Investor Interest, the Class C Investor Interest on such date (up to the Class D Investor Interest).

                  "Class D Available Funds" means, with respect to any Monthly Period, an amount equal to the Class D Floating Allocation of the Collections of Finance Charge Receivables (including recoveries) allocated to the Investor Interest and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 5.4(a)).

                  "Class D Fixed Allocation" means with respect to any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class D Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

                  "Class D Floating Allocation" means, with respect to any Transfer Date, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class D Adjusted Investor Interest and the denominator of which is equal to the Adjusted Investor Interest.

                  "Class D Initial Investor Interest" means the aggregate initial principal amount of the Class D Notes, which is $8,070,000.
                  "Class D Investor Allocation" means with respect to any Monthly Period, (a) with respect to Investor Default Amounts and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Class D Floating Allocation, and (b) with respect to Principal Receivables during the Controlled Accumulation Period or the Rapid Amortization Period, the Class D Fixed Allocation.

                  "Class D Investor Charge-Offs" has the meaning specified in subsection 5.16(d).

                  "Class D Investor Default Amount" means, with respect to any Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class D Floating Allocation applicable for such Transfer Date.

                  "Class D Investor Interest" means an amount equal to (a) the Class D Initial Investor Interest minus (b) the aggregate amount of principal payments in respect of an amortization period of the Class D Notes made to the Class D Noteholders prior to such date, minus (c) the aggregate amount of Class D Investor Charge-Offs for all prior Transfer Dates pursuant to subsection 5.16(d), minus (d) the amount of Reallocated Principal Collections allocated pursuant to Section 5.18 on all prior Transfer Dates for which the Class D Investor Interest was reduced, minus (e) an amount equal to the amount by which the Class D Investor Interest has been reduced on all prior Transfer Dates pursuant to Section 5.16, plus (f) the aggregate amount of Excess Spread allocated and available on all prior Transfer Dates pursuant to subsection 5.17(k) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e).

                  "Class D Monthly Interest" has the meaning specified in subsection 5.12(d).

                  "Class D Monthly Principal" means the monthly principal distributable in respect of the Class D Notes as calculated in accordance with subsection 5.13(d).

                  "Class D Note Rate" means 0%.

                  "Class D Noteholder" means the Person in whose name a Class D
Note is registered in the Note Register.

                  "Class D Notes" means any of the notes executed by the Issuer and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit D hereto. The outstanding balance of the Class D Notes will at all times equal the Class D Investor Interest.

                  "Class D Prior Period Interest" shall mean, with respect to each Interest Period in which the Class D Notes would have accrued interest on the outstanding principal balance of the Class D Notes had the outstanding principal balance of the Class D Notes not been reduced for reasons other than the payment of principal to the Class D Noteholders, an amount equal to the product of (i) the Class D Note Rate in effect during such Interest Period, (ii) the actual number of days in such Interest Period divided by 360 and (iii) the amount by which the outstanding principal balance of the Class D Notes was less than the outstanding principal balance of the Class D Notes during such Interest Period for reasons other than the payment of principal to the Class D Noteholders and (b) all unpaid Class D Prior Period Interest from prior Interest Periods; provided, however, that Class D Prior Period Interest shall not be distributed until the Payment Date or Payment Dates following the Transfer Date on which the Class D Investor Interest have been reimbursed in full for any reductions.

                  "Class D Required Amount" has the meaning specified in subsection 5.14(d).

                  "Class D Servicing Fee" has the meaning specified in Section
3.2 hereof.

                  "Closing Date" means November 3, 2005.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Controlled Accumulation Amount" shall mean for any Transfer Date during the Controlled Accumulation Period, $29,868,888.89; provided, however, that if the Accumulation Period Length is determined to be less than 18 months pursuant to subsection 5.15(j), the Controlled Accumulation Amount for each Transfer Date with respect to the Controlled Accumulation Period will be equal to (i) the product of (x) the sum of (1) the Class A Initial Investor Interest, (2) the Class B Initial Investor Interest, (3) the Class C Initial Investor Interest and (4) the Class D Initial Investor Interest and (y) the Accumulation Period Factor for such Monthly Period divided by (ii) the Required Accumulation Factor Number.

                  "Controlled Accumulation Period" shall mean, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the close of business on April 15, 2007 or such later date as is determined in accordance with subsection 5.15(j) and ending on the first to occur of (a) a Pay Out

Commencement Date, (b) the commencement of the Rapid Amortization Period and (c) the Series 2005-1 Termination Date.

                  "Controlled Deposit Amount" means, for any Payment Date with respect to the Controlled Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Transfer Date and any existing Accumulation Shortfall.

                  "Covered Amount" shall mean an amount, determined as of each Transfer Date with respect to the Controlled Accumulation Period or the Rapid Accumulation Period and the first Transfer Date with respect to the Rapid Amortization Period, equal to the sum of (a) the product of (i) the Class A Note Rate in effect with respect to such Interest Period, times (ii) a fraction, the numerator of which is the actual number of days in the related Interest Period and, the denominator of which is 360, times (iii) the aggregate amount on deposit in the Principal Funding Account with respect to Class A Monthly Principal as of the Record Date preceding such Transfer Date, plus (b) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class B Note Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Funding Account with respect to Class B Monthly Principal as of the Record Date preceding such Transfer Date plus (c) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class C Note Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Funding Account with respect to Class C Monthly Principal as of the Record Date preceding such Transfer Date.

                  "Cumulative Series Principal Shortfall" means the sum of the Series Principal Shortfalls (as such term is defined in each of the related Series Supplements) for each Series in Group One.

                  "Deferred Payment Obligation Return Amount" has the meaning set forth in the definition of "Eligible Receivable" in Section 1.01 of the Sale and Servicing Agreement.

                  "Early Pay Off Date" means a Payment Date on which the Offered Notes are refinanced, in whole (including accrued and unpaid interest), without premium, upon prior written notice to the Trustee.

                  "Excess Funding Account" has the meaning specified in Section 5.21(a).

                  "Excess Insured Concentration Amounts" is defined in clause
(i) of the definition of Excess Receivables Amount.

                  "Excess Insurer Concentration Amounts" is defined in clauses
(ii), (iii), (iv), (v) and (vi) of the definition of Excess Receivables Amount.

                  "Excess Receivables Amount" means, as of any date of determination, the sum of:

                      (i) the aggregate unpaid principal balance of all Principal Receivables as of the end of the immediately preceding Monthly Period having the same Insured but only to the extent such aggregate balance is in excess of such Insured's Single Insured Concentration Percentage times the aggregate unpaid principal balance of all Principal Receivables as of the end of such Monthly Period (such aggregate excess amounts, the "Excess Insured Concentration Amounts"); and

                      (ii) the sum, for each insurer (including any affiliated insurer) to the extent not included in clause (iii), (iv) or (v) below:

                                 (a) if more than 3.0% of the aggregate unpaid
                      principal balance of all Principal Receivables as of the end of such Monthly Period arise from Premium Finance Obligations made to finance premiums due to the same Tier 3 Insurer, the aggregate unpaid principal balance of such Principal Receivables but only to the extent in excess of such percentage;

                                 (b) if more than 7.0% of the aggregate unpaid
                      principal balance of all Principal Receivables as of such Monthly Period arise from Premium Finance Obligations made to finance premiums due to the same Tier 2 Insurer, the aggregate unpaid principal balance of such Principal Receivables but only to the extent in excess of such percentage;

                                 (c) if more than 11.0% of the aggregate unpaid
                      principal balance of all Principal Receivables as of the end of such Monthly Period arise from Premium Finance Obligations made to finance premiums due to the same Tier 1 Insurer (other than an Exempt Tier 1 Insurer), the aggregate unpaid principal balance of such Principal Receivables but only to the extent in excess of such percentage;

                      (iii) the sum, for the top 4 Tier 3 Insurers (including any affiliated insurer for each of the top 4 Tier 3 Insurers) if more than 7.5% of the aggregate unpaid principal balance of all Principal Receivables as of the end of such Monthly Period arise from Premium Finance Obligations made to finance premiums due to the same Tier 3 Insurers, of the aggregate unpaid principal balance of such Principal Receivables but only to the extent in excess of such percentage;

                      (iv) the sum, for the top 4 Tier 2 Insurers (including any affiliated insurer for each of the top 4 Tier 2 Insurers) if more than 22.5% of the aggregate unpaid principal balance of all Principal Receivables as of the end of such Monthly Period arise from Premium Finance Obligations made to finance premiums due to the same Tier 2

           Insurers, of the aggregate unpaid principal balance of such Principal Receivables but only to the extent in excess of such percentage;

                      (v) the sum, for the top 4 Tier 1 Insurers (including any affiliated insurer for each of the top 4 Tier 1 Insurers) if more than 35.0% of the aggregate unpaid principal balance of all Principal Receivables as of the end of such Monthly Period arise from Premium Finance Obligations made to finance premiums due to the same Tier 1 Insurers (other than the Exempt Tier 1 Insurers), of the aggregate unpaid principal balance of such Principal Receivables but only to the extent in excess of such percentage; and

                      (vi) the excess of the aggregate unpaid principal balance of Principal Receivables relating to Deferred Payment Obligations (other than Exempt Deferred Payment Obligations) over 10% of the aggregate unpaid principal balance of all Principal Receivables, each as of the end of such Monthly Period.

                  For purposes of making any calculation pursuant to clauses
(ii) through (vi) above, an amount that would be part of the Excess Receivables Amount under such clause shall be taken into account only to the extent not already taken into account under clause (i) above. For purposes of making any calculation pursuant to clause (vi) above, an amount that would be part of the Excess Receivables Amount under such clause shall be taken into account only to the extent not already taken into account under clauses (i) through (v) above. Such amounts calculated pursuant to clauses (ii) through (vi) above, the "Excess Insurer Concentration Amounts".

                  For purposes of any determination based on or relating to the rating of an insurer, if the obligations of an insurer in connection with a Premium Finance Obligation are supported by a letter of credit, guarantee or other credit enhancement, then the Servicer may deem the insurer to have the ratings of the letter of credit provider or guarantor or the ratings associated with such other credit enhancement; provided that (a) in the case of a letter of credit, it is irrevocable, unconditional and either (1) complies with S&P's criteria for letters of credit in existence at such time or (2) the Rating Agency Condition is satisfied, and (b) in the case of a guarantee or other credit enhancement, the Rating Agency Condition is satisfied.

                  "Excess Spread" means, with respect to any Transfer Date, the sum of the amounts with respect to such Transfer Date, if any, specified pursuant to subsections 5.15(a)(iv), 5.15(b)(iii), 5.15(c)(iii) and 5.15(d)(iii), plus the income and earnings referred to in subsections 5.20(d) and 5.21(c).

                  "Exempt Tier 1 Insurer" means, on any date of determination, applying if applicable the Split Rating Determination Methodology, an insurer that has a then current (i) claims-paying ability rating, if available, otherwise a senior unsecured rating, from Standard and Poor's of AAA (or if such entity is AIG or an affiliate of AIG, at least AA-) and/or (ii) insurance financial strength rating, if available, otherwise a senior unsecured rating, from Moody's of Aaa (or if such entity is AIG or an affiliate of AIG, at least
Aa3).

                  "Exempt Deferred Payment Obligation" means, on any date of determination, applying if applicable, the Split Rating Determination Methodology, a Deferred Payment Obligation in respect of which the entity agreeing to pay the Deferred Payment Obligation Return Amount upon cancellation of the related insurance policy has a then current (i) claims-paying ability rating, if available, otherwise a senior unsecured rating, from Standard and Poor's of AAA (or if such entity is AIG or an affiliate of AIG, at least AA-) and/or (ii) insurance financial strength rating, if available, otherwise a senior unsecured rating, from Moody's of Aaa (or if such entity is AIG or an affiliate of AIG, at least Aa3).

                  "Financed Premium Percentage" means, in respect of any Monthly Period, the ratio (expressed as a percentage) of the aggregate of the portions of premiums financed or committed to be financed, as of the respective dates of origination of the related Premium Finance Obligations, by all Additional Receivables transferred to the Trust during such Monthly Period to the aggregate of the premiums paid or committed to be paid with respect to such Premium Finance Obligations.

                  "Fixed Investor Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables (with respect to Originator Receivables) in the Trust as of the close of business on the last day of the prior Monthly Period and (b) the sum of the numerators used to calculate the respective investor percentages used for allocations with respect to Principal Receivables for all outstanding Series on such date of determination.

                  "Floating Investor Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Adjusted Investor Interest as of the end of the day on the Payment Date occurring during such Monthly Period, weighted for a partial accrual period in the case of the initial Monthly Period with respect to Series 2005-1, and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables (with respect to Originator Receivables) in the Trust as of the close of business on the last day of the preceding Monthly Period ending before the immediately preceding Payment Date minus Principal Receivables that have been removed from the Trust pursuant to Section 2.07 of the Sale and Servicing Agreement and (b) the sum of the numerators used to calculate the respective investor percentages used for allocations with respect to Finance Charge Receivables, Investor Default Amounts or Principal Receivables, as applicable, for all outstanding Series on such date of determination.

                  "Funding Percentage" means 0.35%, except upon the occurrence and continuation of a Class C Reserve Event, in which case, (i) 0.85% in the case of a Type 1 Class C Reserve Event, (ii) 1.35% in the case of Type 2 Class C Reserve Event and (iii) 1.75% in the case of a Type 3 Class C Reserve Event.

                  "Group One" means Series 2005-1 and each other Series specified in the related series supplement to be included in Group One.

                  "Initial Class C Reserve Amount" means the product of the Funding Percentage and the Initial Investor Interest.

                  "Initial Investor Interest" means the aggregate initial principal amount of the Notes, which is $529,570,000.

                  "Insurer Insolvency Event" means, with respect to any insurer, the commencement of an insolvency, receivership or similar proceeding in respect of such insurer.

                  "Interest Period" means, with respect to any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date (or, in the case of the first Payment Date, from and including the Closing
Date) to but excluding such Payment Date.

                  "Investor Default Amount" means, with respect to any Monthly Period and any Receivable under a Premium Finance Obligation that became a Defaulted Obligation during such Monthly Period, an amount equal to the product of (a) the unpaid amount (including both principal and accrued unpaid finance charges) of such Receivable as of the date that such Premium Finance Obligation became a Defaulted Obligation and (b) the Floating Investor Percentage with respect to such Monthly Period; provided, however, that the calculation of "Investor Default Amount" shall in no event give effect to losses in respect of Excess Insured Concentration Amounts computed pursuant to clause (i) of the definition of Excess Receivables Amount or losses in respect of Excess Insurer Concentration Amounts (to the extent relating to an Insurer Insolvency Event) computed pursuant to clauses (ii), (iii), (iv), (v) and (vi) of such definition.

                  "Investor Interest" means, on any date of determination, an amount equal to the sum of (a) the Class A Investor Interest, (b) the Class B Investor Interest, (c) the Class C Investor Interest and (d) the Class D Investor Interest, each as of such date.

                  "Investor Percentage" means for any Monthly Period, (a) with respect to Finance Charge Receivables and Investor Default Amounts at any time and Principal Receivables during the Revolving Period, the Floating Investor Percentage and (b) with respect to Principal Receivables during the Controlled Accumulation Period or the Rapid Amortization Period, the Fixed Investor Percentage.

                  "Investor Principal Collections" means, with respect to any Monthly Period, the sum of (a) the aggregate amount deposited into the Principal Account for such Monthly Period pursuant to subsections 5.11(a)(ii), (iii), (iv) and (v), or 5.11(b)(ii), (iii), (iv) and (v) or 5.11(d)(ii) in each case, as applicable to such Monthly Period, (b) the aggregate amount to be treated as Investor Principal Collections pursuant to subsections 5.15(a)(iii), 5.17(b),
(d), (e), (g), (h) and (k) for such Monthly Period (other than such amount paid from Reallocated Principal Collections), (c) the aggregate amount of Collections on deposit in the Excess Funding Account on the related Transfer Date that are to be deposited in the Principal Account pursuant to subsection 5.11(d) and (f) in connection with the refinancing of any Class of Notes, the aggregate amount deposited in the Payment Account pursuant to Section 11 hereof.

                  "Investor Servicing Fee" has the meaning specified in Section
3.2 hereof.

                  "Legal Final Payment Date" means April 15, 2010.

                  "LIBOR" means, for any Interest Period, the composite London interbank offered rate for one-month Dollar deposits determined by the Trustee for each Interest Period in accordance with the provisions of Section 5.25.

                  "LIBOR Determination Date" means the second Business Day prior to the commencement of the subsequent Interest Period (and with respect to the first Interest Period the second Business Day prior to the Closing Date).

                  "Mandatory Servicer Advance" has the meaning specified in
Section 5.29.

                  "Minimum Trust Interest" means for any date of determination an amount equal to (a) the product of 104% (or such lesser percentage that satisfies the Rating Agency Condition) times the aggregate investor interest (or adjusted investor interest if applicable) for all Series outstanding as of such date minus (b) the aggregate investor interest (or adjusted investor interest if applicable) for all Series outstanding as of such date plus (c) the Excess Receivables Amount as of such date plus (d) the portion of the principal balance of the Receivables having a remaining term of more than twelve months that is in excess of 10% of the principal balance of the Receivables.

                  "Monthly Interest" means, with respect to any Transfer Date, the sum of (a) the Class A Monthly Interest, the Class A Additional Interest, if any, and the unpaid Class A Deficiency Amount, if any, (b) the Class B Monthly Interest, the Class B Additional Interest, if any, and the unpaid Class B Deficiency Amount, if any, (c) the Class C Monthly Interest, the Class C Additional Interest, if any, and the unpaid Class C Deficiency Amount, if any, and (d) the Class D Monthly Interest, if any, each with respect to such Transfer Date.

                  "Monthly Payment Rate" means, in respect of any Monthly Period, a fraction (expressed as a percentage), the numerator of which shall equal the aggregate Collections received in respect of Principal Receivables and in Finance Charges on the Originator Receivables and Underlying Receivables during such Monthly Period and the denominator of which shall equal the aggregate amount of Originator Receivables and Underlying Receivables at the end of the preceding Monthly Period.

                  "Monthly Period" has the meaning specified in the Base Indenture.

                  "Net Servicing Fee Rate" means (a) so long as AIC, AICCO, IP Finance I, IP Finance II and IP Funding or any other affiliate thereof are separately or collectively the Servicer, 0% per annum and (b) otherwise, 0.50% per annum.

                   "Noteholder" means (a) with respect to the Class A Notes, the holder of record of a Class A Note, (b) with respect to the Class B Notes, the holder of record of a Class B Note, (c) with respect to the Class C Notes, the holder of record of a Class C Note, (d) with respect to the Class D Notes, the holder of record of a Class D Note and (e) with respect to any Notes, the holder of record of such Notes.

                  "Noteholders" means the holder of record of a Note.

                  "Notes" means the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes.

                  "Offered Notes" means the Class A Notes, Class B Notes and Class C Notes.

                  "Optional Servicer Advances" has the meaning specified in
Section 5.29.

                  "Payment Account" means the account established for the benefit of the Noteholders pursuant to subsection 5.3(c) of the Base Indenture.

                  "Payment Date" means December 15, 2005 and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

                  "Payoff Date" means the date on which the Notes are redeemed in full pursuant to Section 7 hereof.

                  "Payoff Price" means an amount equal to the sum of the unpaid Investor Interest (including any amounts by which the Investor Interest had previously been reduced for reasons other than payments of principal, but not reimbursed) and accrued and unpaid amounts and Monthly Interest and Prior Period Interest on the Offered Notes at the respective Offered Note Rates through the day preceding the Payoff Date, less amounts, if any, on deposit on the Payoff Date in the Payment Account for the payment of accrued and unpaid principal and interest on the Notes.

                  "Pay Out Commencement Date" means the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 of the Base Indenture or a Series 2005-1 Pay Out Event is deemed to occur pursuant to Section 5 hereof.

                  "Pool Factor" means, with respect to the last day of any Monthly Period, a number carried out to seven decimals representing the ratio of the Investor Interests as of such day (determined after taking into account any reduction therein which will occur on the Payment Date following such last day of such Monthly Period) to the Initial Investor Interests.

                  "Principal Funding Account" shall have the meaning set forth in Section 5.22.

                  "Principal Funding Account Balance" shall mean, with respect to any date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

                  "Principal Funding Investment Proceeds" shall mean, with respect to each Transfer Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

                  "Principal Funding Investment Shortfall" shall mean, as of each Transfer Date with respect to the Controlled Accumulation Period and the first Transfer Date with respect to the Rapid Amortization Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date are less than the Covered Amount determined as of such Transfer Date.

                  "Rapid Amortization Period" means the Amortization Period commencing on the Pay Out Commencement Date and ending on the earlier to occur of (a) the Series 2005-1 Termination Date and (b) the discharge of the Indenture of the Trust pursuant to Section 12 of the Base Indenture.

                  "Rating Agency" means Moody's and Standard & Poor's.

                  "Rating Agency Condition" means the notification in writing by each rating agency requested to rate the Offered Notes to the Seller, the Servicer and the Trustee that a proposed action will not result in such rating agency reducing or withdrawing its then existing rating of the Notes of any outstanding Series or Class of a Series with respect to which it is a rating agency.

                  "Reallocated Class B Principal Collections" means, with respect to any Transfer Date, Collections of Principal Receivables applied in accordance with subsections 5.18(a) and (b) in an amount not to exceed the product of (a) the Class B Investor Allocation with respect to the Monthly Period relating to such Transfer Date and (b) the Investor Percentage with respect to the Monthly Period relating to such Transfer Date and (c) the amount of Collections of Principal Receivables with respect to the Monthly Period relating to such Transfer Date; provided, however, that such amount shall not exceed the Class B Investor Interest after giving effect to any Class B Investor Charge-Offs for such Transfer Date.

                  "Reallocated Class C Principal Collections" means, with respect to any Transfer Date, Collections of Principal Receivables applied in accordance with subsections 5.18(a) (b) and (c) in an amount not to exceed the product of (a) the Class C Investor Allocation with respect to the Monthly Period relating to such Transfer Date and (b) the Investor Percentage with respect to the Monthly Period relating to such Transfer Date and (c) the amount of Collections of Principal Receivables with respect to the Monthly Period relating to such Transfer Date; provided, however, that such amount shall not exceed the Class C Investor Interest after giving effect to any Class C Investor Charge-Offs for such Transfer Date.

                  "Reallocated Class D Principal Collections" means, with respect to any Transfer Date, Collections of Principal Receivables applied in accordance with subsections 5.18(a), (b), (c) and (d) in an amount not to exceed the product of (a) the Class D Investor Allocation with respect to the Monthly Period relating to such Transfer Date and (b) the Investor Percentage with respect to the Monthly Period relating to such Transfer Date and (c) the amount of Collections of Principal Receivables with respect to the Monthly Period relating to such Transfer Date; provided, however, that such amount shall not exceed the Class D Investor Interest after giving effect to any Class D Investor Charge-Offs for such Transfer Date.

                  "Reallocated Principal Collections" means the sum of (a) Reallocated Class B Principal Collections, (b) Reallocated Class C Principal Collections and (c) Reallocated Class D Principal Collections.

                  "Reassignment Amount" with respect to a Reassignment Date pursuant to subsection 2.04(g) of the Sale and Servicing Agreement and Series 2005-1, means an amount equal to (i) the outstanding balance of the Notes of such Series at the end of the day immediately preceding the Reassignment Date, less the amount, if any, previously allocated for payment of principal to such Noteholders on the related Payment Date in the Monthly Period in which the Reassignment Date occurs, plus (ii) an amount equal to all interest accrued but unpaid on the Notes of such Series at the applicable Note Rate for the related Interest Period through the last day of such Interest Period, less the amount, if any, previously allocated for payment of interest to the Noteholders of such Series on the related Payment Date in the Monthly Period in which the Reassignment Date occurs, plus (without duplication) plus (iii) the aggregate amount by which the Investor Interest shall have been reduced other than as a result of principal payments on the Notes.

                  "Record Date" means for this Series, the day 5 Business Days prior to the related Payment Date.

                  "Reference Banks" means four major banks in the London interbank market selected by the Servicer and identified in an officer's certificate delivered to the Trustee on the Closing Date or in any subsequent officer's certificate delivered no later than one Business Day prior to any applicable LIBOR Determination Date.

                  "Required Accumulation Factor Number" shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the 12 months preceding the date of such calculation; provided, however, that this definition may be changed at any time if the Rating Agency Condition is satisfied.

                  "Required Accumulation Reserve Account Amount" for any Transfer Date will be determined by the Servicer from time to time and shall be equal to an amount not less than 0.05% and not more than 1.00% of the outstanding principal balance of the Series 2005-1 Notes.

                  "Revolving Period" means the period from and including the Closing Date to, but not including, the earliest of (a) the day the Controlled Accumulation Period commences, (b) the day the Rapid Amortization Period commences and (c) the Pay Out Commencement Date.

                  "Scheduled Payment Date" means the Payment Date on October 15, 2008.

                  "Seller" means A.I. Receivables Transfer Corp.

                  "Series Principal Shortfall" means with respect to the Notes and any Transfer Date, the excess, if any, of (a) (i) with respect to any Transfer Date during the Controlled Accumulation Period, the applicable Controlled Deposit Amount for such Transfer Date or (ii) with respect to any Transfer Date during the Rapid Amortization Period, the Adjusted Investor Interest over (b) the Investor Principal Collections less Reallocated Principal Collections for such Transfer Date.

                  "Series 2005-1" means the Series of the AICCO Premium Finance Master Trust (f/k/a AIG Credit Premium Finance Master Trust) represented by the Notes.

                  "Series 2005-1 Pay Out Event" has the meaning specified in
Section 9 hereof.

                  "Series 2005-1 Termination Date" means the earliest to occur of (a) the Payment Date on which the Notes plus all other amounts due and owing to the Noteholders, are paid in full, (b) the Legal Final Payment Date and (c) the Trust Termination Date.

                  "Servicer Advances" has the meaning specified in Section 5.29.

                  "Servicer Default" has the meaning specified in section 10.01 of the Sale and Servicing Agreement.

                  "Shared Principal Collections" means, with respect to any Transfer Date, either (a) the amount allocated to the Notes which may be applied to the "Series Principal Shortfall" with respect to other outstanding Series in Group One or (b) the amounts allocated to the notes of other Series in Group One which the applicable Series Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover the Series Principal Shortfall with respect to the Notes.

                  "Single Insured Concentration Percentage" means for a given Insured 2%.

                  "Split Rating Determination Methodology" means (i) in the event that an insurer has a split rating from Standard & Poor's and Moody's, the insurer will be considered to have a single rating equal to the lower of the two ratings, and (ii) in the event an insurer is rated by one rating agency but not both rating agencies, that rating will be reduced by one full rating category.

                  "Tier 1 Insurer" means, on any date of determination, applying, if applicable, the Split Rating Determination Methodology, an insurer that has a then current (i) claims-paying ability rating, if available, otherwise a senior unsecured rating, from Standard and Poor's of at least A-and/or (ii) insurance financial strength rating, if available, otherwise a senior unsecured rating, from Moody's of at least A3.

                  "Tier 2 Insurer" means, on any date of determination; applying, if applicable, the Split Rating Determination Methodology, an insurer that has a then current (i) claims-paying ability rating, if available, otherwise a senior unsecured rating, from Standard and Poor's of at least BBB-and/or (ii) insurance financial strength rating, if available, otherwise a senior unsecured rating, from Moody's of at least Baa3.

                  "Tier 3 Insurer" means, on any date of determination, applying, if applicable, the Split Rating Determination Methodology, (i) an insurer that as of the end of the immediately preceding Monthly Period has a then current (a) a claims-paying ability rating, if available, otherwise a senior unsecured rating, of below investment grade from Standard & Poor's and/or
(b) an insurance financial strength rating, if available, otherwise a senior unsecured rating, of below investment grade by Moody's; or (ii) an insurer that as of the end of the immediately preceding Monthly Period has been rated by neither Standard & Poor's nor Moody's.

                  "Trust" means the AICCO Premium Finance Master Trust (f/k/a AIG Credit Premium Finance Master Trust), a Delaware statutory trust.

                  "Type 1 Class C Reserve Event" shall occur if, as of a Transfer Date, the average of the Annualized Monthly Excess Spread Amounts for the immediately preceding three Monthly Periods falls below 2.00%.

                  "Type 2 Class C Reserve Event" shall occur if, as of a Transfer Date, the average of the Annualized Monthly Excess Spread Amounts for the immediately preceding three Monthly Periods falls below 1.50%.

                  "Type 3 Class C Reserve Event" shall occur if, as to a Transfer Date, the average of Annualized Monthly Excess Spread Amounts for the immediately preceding Three Monthly Periods falls below 1.00%.

                  SECTION 2. Article 3 of the Base Indenture. Article 3 shall be read in its entirety as follows and shall be applicable only to the Notes:

                                    ARTICLE 3

                                INITIAL ISSUANCE

                  SECTION 3.1 Initial Issuance. Subject to satisfaction of the conditions precedent set forth herein, on the Closing Date, the Issuer will issue the Notes in the aggregate initial principal amount equal to the Initial Investor Interest in accordance with Section 2.2.

                  SECTION 3.2. Compensation. The share of the Servicing Fee allocable to Series 2005-1 with respect to any Transfer Date (the "Investor Servicing Fee") shall be equal to the sum of the Class A Servicing Fee, the Class B Servicing Fee, the Class C Servicing Fee and the Class D Servicing Fee with respect to such date. The share of the Investor Servicing Fee allocable to the Class A Investor Interest with respect to any Transfer Date (the "Class A Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class A Floating Allocation, (ii) the Net Servicing Fee Rate and (iii) the Investor Interest for the relevant Interest Period. The share of the Investor Servicing Fee allocable to the Class B Investor Interest with respect to any Transfer Date (the "Class B Servicing Fee") shall be equal to one-twelfth of the product of
(i) the Class B Floating Allocation, (ii) the Net Servicing Fee Rate and (iii) the Investor Interest for the related Interest Period. The share of the Investor Servicing Fee allocable to the Class C Investor Interest with respect to any Transfer Date (the "Class C Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class C Floating Allocation, (ii) the Net Servicing Fee Rate and (iii) the Investor Interest for the related Interest Period. The share of the Investor Servicing Fee allocable to the Class D Investor Interest with respect to any Transfer Date (the "Class D Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class D Floating Allocation, (ii) the Net Servicing Fee Rate and (iii) the Investor Interest for the related Interest Period. Except as specifically provided above, the Investor Servicing Fee shall be paid by the cash flows from the Trust Estate allocated to the Issuer or the noteholders of other Series (as provided in the related series supplements) and in no event shall the Trust, the Trustee or the Noteholders be liable therefor. The Class A Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 5.15(a)(ii) and 5.17(a). The Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 5.15(b)(ii) and 5.17(d). The Class C Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 5.15(c)(ii) and 5.17(g). The Class D Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 5.15(d)(ii) and 5.17(j). The Servicing Fee for the first Monthly Period will be zero.

                  SECTION 3.3  Cleanup Call.

                  (a) The Notes shall be subject to purchase by the Servicer at its option, in accordance with the terms specified in subsection 9.4(a) on any

Payment Date on or after the Payment Date on which the Investor Interest is reduced to an amount less than or equal to 10% of the Initial Investor Interest.

                  (b) The deposit required in connection with any such purchase will be equal to the sum of (a) the outstanding principal balance of the Notes plus (b) accrued and unpaid interest on the Notes through the day preceding the Payment Date on which the purchase occurs, plus (c) the aggregate amount by which the principal balance of the Notes shall have been reduced for reasons other than payment of principal to the Noteholders, minus (d) the amounts, if any, on deposit at such Payment Date in the Payment Account for the payment of principal and interest due the Noteholders.

                  SECTION 3.4 Delivery and Payment for the Notes. The Trustee shall execute, authenticate and deliver the Notes in accordance with Section 3.5 and Section 6 below.

                  SECTION 3.5 Form of Delivery of the Notes; Depository; Denominations.

                  (a) The Class A Notes, Class B Notes and Class C Notes shall be delivered as Registered Notes in book-entry form. The Class D Notes shall be delivered as Registered Notes in certificated form as provided in Section 2.1, shall be initially registered in the name of the Seller and, notwithstanding anything to the contrary contained in the Base Indenture, shall not be transferred, sold or pledged, in whole or in part, other than pursuant to
Section 2.1.

                  (b) [RESERVED].

                  (c) [RESERVED].

                  (d) [RESERVED].

                  (e) The Offered Notes will be issuable in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. The Class D Notes will be issued in minimum denominations of $1,000,000 and integral multiples of $1,000 in excess thereof.

                  (f) The holder of a Definitive Note may transfer such Definitive Note, by surrendering it at (i) the office or agency maintained by the Trustee for such purpose in The City of New York or (ii) the office of any transfer agent appointed by the Issuer.

                  SECTION 3. Article 5 of Base Indenture. Sections 5.1, 5.2, 5.3, 5.4, 5.5, 5.6, 5.7, 5.8 and 5.9 shall be read in their entirety as provided in the Base Indenture, and for purposes of Series 2005-1, the following provisions shall constitute part of Article 5 of the Indenture and shall be applicable only to the Notes:

                                    ARTICLE 5

                    ALLOCATION AND APPLICATION OF COLLECTIONS

                  SECTION 5.10 Rights of Noteholders. The Notes shall be secured by the Investor Interest in the Trust Estate, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Notes at the times and in the amounts specified in the Base Indenture and this Series Supplement, (a) the Floating Investor Percentage and Fixed Investor Percentage (as applicable from time to time) of Collections received with respect to the Receivables and (b) without duplication, funds on deposit in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Accumulation Reserve Account, the Excess Funding Account, the Payment Account and, with respect to the Class C Notes only, the Class C Reserve Account. The Class D Notes shall be subordinate to the Class A Notes, the Class B Notes and the Class C Notes to the extent provided herein. The Class C Notes shall be subordinate to the Class A Notes and the Class B Notes to the extent provided herein. The Class B Notes shall be subordinate to the Class A Notes to the extent provided herein. The Trust Interest shall not represent any interest in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Accumulation Reserve Account, the Excess Funding Account, the Class C Reserve Account or the Payment Account, except as specifically provided in this Article 5.

                  SECTION 5.11  Allocations.

                  (g) Allocations During the Revolving Period. During the Revolving Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Interest or the Issuer (as holder of the Trust Interest) and pay or deposit from the Collection Account the following amounts as set forth below:

                      (i) Deposit into the Finance Charge Account an amount equal to the product of (A) the Investor Percentage on the date of receipt of such Collections and (B) the aggregate amount of Collections received in respect of Finance Charge Receivables (including recoveries) on such date to be applied in accordance with
           Section 5.15.

                      (ii) Deposit into the Principal Account an amount equal to the product of (A) the Class D Investor Allocation on the date of receipt of such Collections, (B) the Investor Percentage on the date of receipt of such Collections and (C) the aggregate amount of Collections received in respect of Principal Receivables on such date to be applied first in accordance with Section 5.18 and then in accordance with subsection 5.15(e).

                      (iii) Deposit into the Principal Account an amount equal to the product of (A) the Class C Investor Allocation on the date of receipt of such Collections, (B) the Investor Percentage on the date of receipt of such Collections and (C) the aggregate amount of Collections received in respect of Principal Receivables on such date to be applied first in accordance with Section 5.18 and then in accordance with subsection 5.15(e).

                      (iv) Deposit into the Principal Account an amount equal to the product of (A) the Class B Investor Allocation on the date of receipt of such Collections, (B) the Investor Percentage on the date of receipt of such Collections and (C) the aggregate amount of Collections received in respect of Principal Receivables on such date to be applied first in accordance with Section 5.18 and then in accordance with subsection 5.15(e).

                      (v) Deposit into the Principal Account an amount equal to the product of (A) the Class A Investor Allocation on the date of receipt of such Collections, (B) the Investor Percentage on the date of receipt of such Collections and (C) the aggregate amount of Collections received in respect of Principal Receivables on such date to be applied in accordance with subsection 5.15(e);

                      (vi) Pay to the Issuer, (without duplication) an amount equal to the excess, if any, of the aggregate amount of Collections received in respect of Finance Charge Receivables and Principal Receivables on the date of receipt of such Collections over the sum of (A) the amounts deposited pursuant to subsections 5.11(a)(i),
           (ii), (iii), (iv) and (v) above; (B) amounts required to be deposited in the Class C Reserve Account pursuant to 5.24(c) from Collections received in respect of Finance Charge Receivables only and (D) any amounts required to be otherwise applied under any comparable provision of any other Series Supplement; provided, however, that the amount to be paid to the Issuer, pursuant to this subsection 5.11(a)(vi) and any comparable provision of any other Series Supplement with respect to any such date shall be paid to the Issuer, only to the extent that the Trust Interest as of the end of the prior Monthly Period (as adjusted to give effect to the inclusion in or removal from the Trust of all Receivables transferred to or from the Trust and/or any reduction or increase in any outstanding notes since the end of such prior Monthly Period and on or prior to the following Payment Date and the application of payments referred to in subsection 5.4(b) of the Base Indenture) is greater than the largest required Minimum Trust Interest of any Series outstanding and otherwise shall be deposited into the Excess Funding Account in accordance with subsection 5.11(f).

                  (h) Allocations During the Controlled Accumulation Period. During the Controlled Accumulation Period the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Interest or the Issuer (as holder of the Trust Interest), and pay or deposit from the Collection Account the following amounts as set forth below:

                      (i) Deposit into the Finance Charge Account an amount equal to the product of (A) the Investor Percentage on the date of receipt of such Collections and (B) the aggregate amount of Collections received in respect of Finance Charge Receivables on such date to be applied in accordance with Section 5.15.

                      (ii) Deposit into the Principal Account an amount equal to the product of (A) the Class D Investor Allocation on the date of receipt of such Collections, (B) the Investor Percentage on the date of receipt of such Collections and (C) the aggregate amount of Collections received in respect of Principal Receivables on such date to be applied first in accordance with Section 5.18 and then in accordance with subsection 5.15(f).

                      (iii) Deposit into the Principal Account an amount equal to the product of (A) the Class C Investor Allocation on the date of receipt of such Collections, (B) the Investor Percentage on the date of receipt of such Collections and (C) the aggregate amount of Collections received in respect of Principal Receivables on such date to be applied first in accordance with Section 5.18 and then in accordance with subsection 5.15(f).

                      (iv) Deposit into the Principal Account an amount equal to the product of (A) the Class B Investor Allocation on the date of receipt of such Collections, (B) the Investor Percentage on the date of receipt of such Collections and (C) the aggregate amount of Collections received in respect of Principal Receivables on such date to be applied first in accordance with Section 5.18 and then in accordance with subsection 5.15(f).

                      (v) Deposit into the Principal Account an amount equal to the product of (A) the Class A Investor Allocation on the date of receipt of such Collections, (B) the Investor Percentage on the date of receipt of such Collections and (C) the aggregate amount of Collections received in respect of Principal Receivables on such date to be applied in accordance with subsection 5.15(f).

                      (vi) Pay to the Issuer (without duplication), an amount equal to the excess, if any, of the aggregate amount of Collections received in respect of Finance Charge Receivables and Principal Receivables on the date of receipt of such Collections over the sum of (A) the amounts deposited pursuant to subsections 5.11(b)(i),
           (ii), (iii), (iv) and (v) above; (B) amounts required to be deposited in the Class C Reserve Account pursuant to 5.24(c) from Collections received in respect of Finance Charge Receivables only and (C) any amounts required to be otherwise applied under any comparable provision of any other Series Supplement; provided, however, that the amount to be paid to the Issuer, pursuant to this subsection 5.11(b)(vi) and any comparable provision of any other Series Supplement with respect to any such date shall be paid to the Issuer only to the extent that the Trust Interest as of the end of the prior Monthly Period (as adjusted to give effect to the inclusion in or removal from the Trust of all Receivables transferred to or from the Trust and/or any reduction or increases in any outstanding notes since the end of such prior Monthly Period and on or prior to the following Payment Date and the application of payments referred to in subsection 5.4(b) of the Base Indenture) is greater than the largest required Minimum Trust Interest of any Series outstanding and otherwise shall be deposited into the Excess Funding Account in accordance with subsection 5.11(f).

                  (i) [RESERVED].

                  (j) Allocations During the Rapid Amortization Period. During the Rapid Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Noteholders and pay or deposit from the Collection Account the following amounts as set forth below:

                      (i) Deposit into the Finance Charge Account an amount equal to the product of (A) the Investor Percentage on the date of receipt of such Collections and (B) the aggregate amount of Collections received in respect of Finance Charge Receivables on such date to be applied in accordance with Section 5.15.

                      (ii) Deposit into the Principal Account an amount equal to the product of (A) the Investor Percentage on the date of receipt of such Collections and (B) the aggregate amount of Collections processed in respect of Principal Receivables on such date; provided, however, that the amount deposited into the Principal Account pursuant to this subsection 5.11(d)(ii) shall not exceed the sum of
           (a) the Adjusted Investor Interest as of such date (after taking into account any payments to be made on the Payment Date relating to such prior Monthly Period and deposits and any adjustments to be made to the Investor Interest to be made on the Transfer Date relating to such Monthly Period) and (b) any Reallocated Principal Collections relating to the Monthly Period in which such deposit is made.

                      (iii) Pay to the Issuer, (without duplication) an amount equal to the excess, if any, of the aggregate amount of Collections received in respect of Finance Charge Receivables and Principal

           Receivables on the date of receipt of such Collections over the sum of (A) the amounts deposited pursuant to subsections 5.11(d)(i) and
           (ii) above; (B) amounts required to be deposited in the Class C Reserve Account pursuant to 5.24(c) from Collections received in respect of Finance Charge Receivables only and (C) any amounts required to be otherwise applied under any comparable provision of any other Series Supplement; provided, however, that the amount to be paid to the Issuer, pursuant to this subsection 5.11(d)(iii) and any comparable provision of any other Series Supplement with respect to any such date shall be paid to the Issuer, only to the extent that the Trust Interest as of the end of the prior Monthly Period (as adjusted to give effect to the inclusion in, or removal from, the Trust of all Receivables transferred to or from the Trust and/or any reduction or increase in any outstanding notes since the end of such prior Monthly Period and on or prior to the following Payment Date and the application of payments referred to in subsection 5.4(b) of the Base Indenture) is greater than the largest required Minimum Trust Interest of any Series outstanding and otherwise shall be deposited into the Excess Funding Account in accordance with subsection 5.11(f).

                  (k) Priority of Allocations during the Rapid Amortization Period. During the Rapid Amortization Period, Available Investor Principal Collections will be paid to the Class A Noteholders on each distribution date until the earliest of:

                      (i) the date on which the Class A Notes are paid in full;

                      (ii) the Series 2005-1 Termination Date; and

                      (iii) the Trust Termination Date.

                  After the Class A Notes have been paid in full and if the Series 2005-1 Termination Date or the Trust Termination Date has not occurred, Available Investor Principal Collections will be paid to the Class B Noteholders on each distribution date until the earliest of:

                      (i) the date on which the Class B Notes are paid in full;

                      (ii) the Series 2005-1 Termination Date; and

                      (iii) the Trust Termination Date.

                  After the Class B Notes have been paid in full and if the Series 2005-1 Termination Date or the Trust Termination Date has not occurred, Available Investor Principal Collections will be paid to the Class C Noteholders on each distribution date until the earliest of:

                      (i) the date on which the Class C Notes are paid in full;

                      (ii) the Series 2005-1 Termination Date; and

                      (iii) the Trust Termination Date.

                  (l) Excess Funding Collections. Any Collections in respect of Principal Receivables or Finance Charge Receivables not allocated and paid to the Issuer, because of the limitations contained in subsections 5.11(a)(vi), 5.11(b)(vi), 5.11(d)(iii), 5.15(e)(ii), 5.15(f)(vi) and 5.17(o) shall be held in the Excess Funding Account and, prior to the commencement of the Controlled Accumulation Period, or the Rapid Amortization Period, shall be paid (without duplication) to the Issuer, on any subsequent date when, and only to the extent that the Trust Interest as of the end of the prior Monthly Period (as adjusted to give effect to the inclusion in or removal from the Trust of all Receivables transferred to or from the Trust and/or any reduction in any outstanding notes since the end of such prior Monthly Period and on or prior to the following Payment Date) is greater than the largest required Minimum Trust Interest of any Series outstanding; provided, however, that if an Accumulation Period or an Amortization Period commences with respect to any Series, any funds on deposit in the Excess Funding Account, shall be released from the Excess Funding Account, deposited in the Principal Account and treated as Shared Principal Collections to the extent needed to cover principal payments due to or for the benefit of such Series.

                  (m) Notwithstanding the preceding provisions of subsections 5.11(a), (b), (d) and (f), the deposits required by such subsections shall be subject to the third paragraph of subsection 5.4(a) of the Base Indenture; so long as the requirements of such third paragraph are satisfied, any amount required to be on deposit in any Series Account need not be deposited until the Transfer Date prior to the Payment Date on which such amount is to be paid to Noteholders. With respect to any Series of notes, and notwithstanding anything in the Base Indenture or any Series Supplement to the contrary, whether or not the Servicer is required to make monthly or daily deposits from the Collection Account into the Finance Charge Account, the Principal Account or the Excess Funding Account with respect to any Monthly Period, (i) the Servicer will only be required to deposit Collections from the Collection Account into the Finance Charge Account, the Principal Account or the Excess Funding Account up to the required amount to be deposited into any such deposit account or, without duplication, paid on or prior to the related Payment Date to the noteholders of all Series and (ii) if at any time prior to such Payment Date the amount of Collections deposited in the Collection Account exceeds the amount required to be deposited pursuant to clause (i) above, the Servicer will be permitted to withdraw the excess from the Collection Account and allocate and pay such excess (without duplication) to the Issuer, in accordance with subsection 5.4(c) of the Base Indenture.

                  SECTION 5.12 Determination of Monthly Interest.

                  (a) The amount of monthly interest payable to the Class A Notes shall be determined as of each Transfer Date and shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Note Rate in effect with respect to the related Interest Period, and (ii) the outstanding principal balance of the Class A Notes at the start of such Interest Period (the "Class A Monthly Interest"); provided, however, that in addition to Class A Monthly Interest an amount equal to the sum of (i) the amount of any unpaid Class A Deficiency Amounts, as defined below, and (ii) an amount equal to the product of (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) a rate equal to 2% per annum over the Class A Note Rate in effect with respect to the related Interest Period, times
(C) any Class A Deficiency Amount from the prior Transfer Date, as defined below (or the portion thereof which has not theretofore been paid to Class A Noteholders) (such product, the "Class A Additional Interest") shall also be payable to the Class A Notes; provided further, that the "Class A Deficiency Amount" for any Transfer Date shall be equal to the excess, if any, of (x) the sum of the Class A Monthly Interest, the Class A Additional Interest and the Class A Deficiency Amount as determined pursuant to the preceding sentence for the prior Interest Period, over (y) the amount actually paid in respect thereof on the preceding Payment Date.

                  (b) The amount of monthly interest payable to the Class B Notes shall be determined as of each Transfer Date and shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Note Rate in effect with respect to the related Interest Period, and (ii) the outstanding principal balance of the Class B Notes at the start of such Interest Period (the "Class B Monthly Interest"); provided, however, that in addition to Class B Monthly Interest an amount equal to the sum of (i) the amount of any unpaid Class B Deficiency Amounts, as defined below, and (ii) an amount equal to the product of (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) a rate equal to 2% per annum over the Class B Note Rate in effect with respect to the related Interest Period, and (C) any Class B Deficiency Amount from the prior Transfer Date, as defined below (or the portion thereof which has not theretofore been paid to Class B Noteholders) (such product, the "Class B Additional Interest") shall also be payable to the Class B Notes; provided further, that the "Class B Deficiency Amount" for any Transfer Date shall be equal to the (x) the sum of the Class B Monthly Interest, the Class B Additional Interest and the Class B Deficiency Amount as determined pursuant to the preceding sentence for the prior Interest Period, over (y) the amount actually paid in respect thereof on the preceding Payment Date.

                  (c) The amount of monthly interest payable to the Class C Notes shall be determined as of each Transfer Date and shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class C Note Rate in effect with respect to the related Interest

Period, and (ii) the outstanding principal balance of the Class C Notes at the start of such Interest Period (the "Class C Monthly Interest"); provided, however, that in addition to Class C Monthly Interest an amount equal to the sum of (i) the amount of any unpaid Class C Deficiency Amounts, as defined below, and (ii) an amount equal to the product of (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) a rate equal to 2% per annum over the Class C Note Rate in effect with respect to the related Interest Period, and (C) any Class C Deficiency Amount from the prior Transfer Date, as defined below (or the portion thereof which has not theretofore been paid to Class C Noteholders) (such product, the "Class C Additional Interest") shall also be payable to the Class C Notes; provided further, that the "Class C Deficiency Amount" for any Transfer Date shall be equal to the (x) the sum of the Class C Monthly Interest, the Class C Additional Interest and the Class C Deficiency Amount as determined pursuant to the preceding sentence for the prior Interest Period, over (y) the amount actually paid in respect thereof on the preceding Payment Date.

                  (d) The amount of monthly interest payable to the Class D Notes shall be determined as of each Transfer Date and shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class D Note Rate in effect with respect to the related Interest Period, and (ii) the outstanding principal balance of the Class D Notes at the start of such Interest Period (the "Class D Monthly Interest").

                  SECTION 5.13 Determination of Monthly Principal.

                  (a) The amount of monthly principal deposited in the Principal Funding Account or payable from the Principal Account with respect to the Class A Notes on each Transfer Date ("Class A Monthly Principal"), beginning with the Transfer Date in the month in which the Controlled Accumulation Period begins or, if earlier, the first Transfer Date occurring after the Rapid Amortization Period begins, shall be equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account for such Transfer Date, (ii) for each Transfer Date occurring with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Transfer Date and
(iii) the Class A Adjusted Investor Interest prior to any deposit into the Principal Funding Account (after taking into account any adjustments to be made on such Transfer Date pursuant to Section 5.16) on such Transfer Date.

                  (b) The amount of monthly principal deposited in the Principal Funding Account or payable from the Principal Account with respect to the Class B Notes on each Transfer Date (the "Class B Monthly Principal"), relating to the Controlled Accumulation Period, beginning with the Transfer Date on which an amount equal to the Class A Investor Interest has been deposited into the Principal Funding Account (after taking into account any payments to be made on such Transfer Date), or during the Rapid Amortization Period, beginning with the Transfer Date immediately preceding the Payment Date on which the Class A Notes will be paid in full (after taking into account payments to be made on the related Payment Date), shall be an amount equal to the least of (i) the

Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal on such Transfer
Date) (ii) for each Transfer Date with respect to the Class B Controlled Accumulation Period, the Controlled Deposit Amount for such Transfer Date (minus the Class A Monthly Principal for such Transfer Date) and (iii) the Class B Adjusted Investor Interest prior to any deposit in the Principal Funding Account (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 5.16 and 5.18) on such Transfer Date.

                  (c) The amount of monthly principal deposited in the Principal Funding Account or payable from the Principal Account with respect to the Class C Notes on each Transfer Date (the "Class C Monthly Principal"), relating to the Controlled Accumulation Period, beginning with the Transfer Date on which an amount equal to the sum of (i) the Class A Investor Interest and (ii) the Class B Investor Interest has been deposited into the Principal Funding Account (after taking into account any payments to be made on such Transfer Date), or during the Rapid Amortization Period, beginning with the Transfer Date immediately preceding the Payment Date on which the Class B Notes will be paid in full (after taking into account payments to be made on the related Payment Date), shall be an amount equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal and Class B Monthly Principal on such Transfer
Date) (ii) for each Transfer Date with respect to the Class C Controlled Accumulation Period, the Controlled Deposit Amount for such Transfer Date (minus the sum of the Class A Monthly Principal and Class B Monthly Principal for such Transfer Date) and (iii) the Class C Adjusted Investor Interest prior to any deposit in the Principal Funding Account (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 5.16 and 5.18) on such Transfer Date.

                  (d) The amount of monthly principal deposited in the Principal Funding Account or payable from the Principal Account with respect to the Class D Notes on each Transfer Date (the "Class D Monthly Principal"), with respect to
(A) the Controlled Accumulation Period, beginning with the Transfer Date on which an amount equal to the sum of (i) the Class A Investor Interest, (ii) the Class B Investor Interest and (iii) the Class C Investor Interest has been deposited in the Principal Funding Account (after taking into account deposits to be made on such Transfer Date), or (B) the Rapid Amortization Period beginning with the Transfer Date immediately preceding the Payment Date on which the Class C Notes will have been paid in full (after taking into account payments to be made on the related Payment Date), shall be an amount equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal, Class B Monthly Principal and Class C Monthly Principal on such Transfer Date),
(ii) for each Transfer Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Transfer Date (minus the sum of the Class A Monthly Principal, the Class B Monthly Principal and Class C Monthly Principal for such Transfer Date); and (iii) the Class D Adjusted Investor Interest prior to any deposit in the Principal Funding Account (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 5.16 and 5.18) on such Transfer Date.

                  SECTION 5.14 Coverage of Required Amount.

                  (a) On or before each Transfer Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, equal to the amount by which the sum of (i) the Class A Monthly Interest for such Transfer Date, plus (ii) the Class A Deficiency Amount, if any, for such Transfer Date, plus (iii) the Class A Additional Interest, if any, for such Transfer Date, plus
(iv) the Class A Servicing Fee for the prior Monthly Period plus (v) the Class A Servicing Fee, if any, due but not paid on any prior Transfer Date that will be payable on the related Payment Date, plus (vi) the Class A Investor Default Amount, if any, for the prior Monthly Period exceeds the Class A Available Funds for the related Monthly Period.

                  (b) On or before each Transfer Date, the Servicer shall determine the amount (the "Class B Required Amount"), if any, equal to the sum of (i) the amount, if any, by which the sum of (A) the Class B Monthly Interest for such Transfer Date, plus (B) the Class B Deficiency Amount, if any, for such Transfer Date, plus (C) the Class B Additional Interest, if any, for such Transfer Date, plus (D) the Class B Servicing Fee for the prior Monthly Period, plus (E) the Class B Servicing Fee, if any, due but not paid on any prior Transfer Date that will be payable on the related Payment Date, exceeds the Class B Available Funds for the related Monthly Period, plus (ii) the Class B Investor Default Amount, if any, for the prior Monthly Period.

                  (c) On or before each Transfer Date, the Servicer shall determine the amount (the "Class C Required Amount"), if any, equal to the sum of (i) the amount, if any, by which the sum of (A) the Class C Monthly Interest for such Transfer Date, plus (B) the Class C Deficiency Amount, if any, for such Transfer Date, plus (C) the Class C Additional Interest, if any, for such Transfer Date, plus (D) the Class C Servicing Fee for the prior Monthly Period, plus (E) the Class C Servicing Fee, if any, due but not paid on any prior Transfer Date that will be payable on the related Payment Date, exceeds the Class C Available Funds for the related Monthly Period, plus (ii) the Class C Investor Default Amount, if any, for the prior Monthly Period.

                  (d) On or before each Transfer Date, the Servicer shall determine the amount (the "Class D Required Amount"), if any, equal to the sum of (i) the amount, if any, by which the sum of (A) the Class D Servicing Fee for such Transfer Date, plus (B) the Class D Servicing Fee, if any, due but not paid on any prior Transfer Date, exceeds the Class D Available Funds for the related Monthly Period, plus (ii) Class D Monthly Interest for such Transfer Date, plus
(iii) the Class D Deficiency Amount, if any for such Transfer Date plus (iv) the Class D Investor Default Amount, if any, for such Transfer Date.

                  (e) In the event that the sum of the Class A Required Amount, the Class B Required Amount and the Class C Required Amount for such Transfer Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount, Class B Required Amount and Class C Required Amount or before such Transfer Date. In the event that the Class A Required Amount for such Transfer Date is greater than zero, all or a portion of the Excess Spread in an amount equal to the Class A Required Amount, to the extent available, for such Transfer Date shall be paid from the Finance Charge Account Transfer Date pursuant to subsection 5.17(a). In the event that the Class A Required Amount for such Transfer Date exceeds the amount of Excess Spread, the Collections of Principal Receivables allocable to each Class with respect to the prior Monthly Period shall be applied as specified in Section
5.18. In the event that the Class B Required Amount for such Transfer Date is greater than zero, all or a portion of Excess Spread in an amount equal to the Class B Required Amount, to the extent available, shall be distributed from the Finance Charge Account pursuant to subsection 5.17(d). In the event that the Class B Required Amount for such Transfer Date exceeds the amount of Excess Spread available to fund the Class B Required Amount pursuant to subsection 5.17(d), the Collections of Principal Receivables allocable to each Class shall be applied as specified in Section 5.18. In the event that the Class C Required Amount for such Transfer Date is greater than zero, all or a portion of Excess Spread in an amount equal to the Class C Required Amount, to the extent available, shall be distributed from the Finance Charge Account pursuant to subsection 5.17(g). In the event that the Class C Required Amount for such Transfer Date exceeds the amount of Excess Spread available to fund the Class C Required Amount pursuant to subsection 5.17(g), the Collections of Principal Receivables allocable to each Class shall be applied as specified in Section 5.18; provided, however, that the sum of any payments pursuant to this paragraph shall not exceed the sum of the Class A Required Amount, the Class B Required Amount and Class C Required Amount.

                  Funds, if any, credited to the Class C Reserve Account will be used to pay any Class C Monthly Interest and Class C Additional Interest remaining unpaid after the applications and allocations described in this
Section 5.14(e).

                  SECTION 5.15 Monthly Payments. On or before each Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of the Monthly Servicer Report, attached as Exhibit C to the Sale and Servicing Agreement) to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date or the related Payment Date, as applicable, to the extent of available funds, the amounts in respect of the Notes required to be withdrawn from the Finance Charge Account, the Principal Account, the Principal Funding Account, the Excess Funding Account and the Payment Account as follows:

                  (a) An amount equal to the Class A Available Funds deposited into the Finance Charge Account for the related Monthly Period shall be distributed on each Transfer Date in the following priority:

                      (i) an amount equal to Class A Monthly Interest for such Transfer Date, plus the amount of any Class A Deficiency Amount, if any, for such Transfer Date, plus the amount of any Class A Additional Interest, if any, for such Transfer Date, shall be deposited by the Servicer or the Trustee into the Payment Account;

                      (ii) an amount equal to the Class A Servicing Fee for such Transfer Date, plus the amount of any Class A Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be paid to the Servicer;

                      (iii) an amount equal to the Class A Investor Default Amount, if any, for the preceding Monthly Period shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date; and

                      (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 5.17.

                  (b) An amount equal to the Class B Available Funds deposited into the Finance Charge Account for the related Monthly Period will be distributed on each Transfer Date in the following priority:

                      (i) an amount equal to the Class B Monthly Interest for such Transfer Date, plus the amount of any Class B Deficiency Amount, if any, for such Transfer Date, plus the amount of any Class B Additional Interest, if any, for such Transfer Date, shall be deposited by the Servicer or the Trustee into the Payment Account;

                      (ii) an amount equal to the Class B Servicing Fee for such Transfer Date, plus the amount of any Class B Servicing Fee due but not paid to the Servicer on any prior Transfer Date for such Transfer Date shall be paid to the Servicer; and

                      (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 5.17.

                  (c) An amount equal to the Class C Available Funds deposited into the Finance Charge Account for the related Monthly Period will be distributed on each Transfer Date in the following priority:

                      (i) an amount equal to the Class C Monthly Interest for such Transfer Date, plus the amount of any Class C Deficiency Amount, if any, for such Transfer Date, plus the amount of any Class C Additional Interest, if any, for such Transfer Date, shall be deposited by the Servicer or the Trustee into the Payment Account;

                      (ii) an amount equal to the Class C Servicing Fee for such Transfer Date, plus the amount of any Class C Servicing Fee due but not paid to the Servicer on any prior Transfer Date for such Transfer Date shall be paid to the Servicer; and

                      (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 5.17.

                  (d) An amount equal to the Class D Available Funds deposited into the Finance Charge Account for the related Monthly Period shall be distributed on each Transfer Date in the following priority:

                      (i) an amount equal to the Class D Monthly Interest for such Transfer Date, shall be deposited by the Servicer or the Trustee into the Payment Account;

                      (ii) an amount equal to the Class D Servicing Fee for such Transfer Date, plus the amount of any Class D Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be paid to the Servicer; and

                      (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 5.17.

                  (e) During the Revolving Period, an amount equal to the Available Investor Principal Collections deposited into the Principal Account for the related Monthly Period shall be distributed on each Transfer Date in the following priority:

                      (i) an amount equal to the lesser of (A) the product of
           (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections for such Transfer Date and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Series Supplement for each Series in Group One and (2) the Cumulative Series Principal Shortfall, if any, and (B) Available Investor Principal Collections, shall remain in the Principal Account to be treated as Shared Principal Collections and applied to Series in Group One other than this Series 2005-1; and

                      (ii) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections for such Transfer Date over
           (B) the applications specified in subsection 5.15(e)(i) above shall be paid to the Issuer; provided, however, that the amount to be paid to the Issuer, pursuant to this subsection 5.15(e)(ii) with respect to such Transfer Date shall be paid to the Issuer, if, and only to the extent that the Trust Interest as of the end of the prior Monthly Period (adjusted to give effect to the inclusion in or removal from the Trust of all Receivables transferred to or from the Trust and/or any reduction in any outstanding notes since the end of such prior Monthly Period and on or prior to the following Payment Date and the application of payments referred to in subsection 5.4(b) of the Base Indenture) is greater than the largest required Minimum Trust Interest of any Series outstanding and otherwise shall be deposited into the Excess Funding Account in accordance with subsection 5.11(f).

                  (f) During the Controlled Accumulation Period or the Rapid Amortization Period, an amount equal to the Available Investor Principal Collections deposited into the Principal Account for the related Monthly Period shall be distributed on each Transfer Date in the following priority:

                      (i) an amount equal to the Class A Monthly Principal for such Transfer Date, shall be (A) during the Controlled Accumulation Period, deposited into the Principal Funding Account, and (B) during the Rapid Amortization Period, deposited into the Payment Account;

                      (ii) after giving effect to the distribution referred to in clause (i) above, an amount equal to the Class B Monthly Principal, shall be (A) during the Controlled Accumulation Period, deposited into the Principal Funding Account, and (B) during the Rapid Amortization Period, deposited into the Payment Account;

                      (iii) after giving effect to the distribution referred to in clauses (i) and (ii) above, an amount equal to the Class C Monthly Principal, shall be (A) during the Controlled Accumulation Period, deposited into the Principal Funding Account, and (B) during the Rapid Amortization Period, deposited into the Payment Account;

                      (iv) after giving effect to the distributions referred to in clauses (i), (ii) and (iii) above, an amount equal to the Class D Monthly Principal shall be (A) during the Controlled Accumulation Period, deposited into the Principal Funding Account, and (B) during the Rapid Amortization Period distributed to the Class D Noteholders;

                      (v) an amount equal to the lesser of (A) the product of
           (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in subsections 5.15(f)(i), (ii), (iii) and (iv) above and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Series Supplement for each Series in Group One and (2) the Cumulative Series Principal Shortfall, if any, and (B) the Available Investor Principal Collections remaining after the application specified in subsections 5.15(f)(i), (ii), (iii) and (iv) above shall remain in the Principal Account to be treated as Shared

           Principal Collections and applied to Series in Group One other than this Series 2005-1; and

                      (vi) an amount equal to the excess, if any of (A) the Available Investor Principal Collections over (B) the applications specified in Subsections 5.15(f)(i) through (v) above shall be paid to the Issuer; provided, however, that the amount to be paid to the Issuer pursuant to this subsection 5.15(f)(vi) with respect to such Transfer Date shall be paid to the Issuer if, and only to the extent that, the Trust Interest as of the end of the prior Monthly Period (adjusted to give effect to the inclusion in or removal from the Trust of all Receivables transferred to or from the Trust and/or any reduction in any outstanding notes since the end of such prior Monthly Period and on or prior to the following Payment Date and the application of payments referred to in subsection 5.4(b) of the Base Indenture) is equal to or greater than the largest required Minimum Trust Interest of any Series outstanding and otherwise shall be deposited into the Excess Funding Account in accordance with subsection 5.11(f).

                  (g) On the earlier to occur of (i) the first Transfer Date with respect to the Rapid Amortization Period and (ii) the Transfer Date immediately preceding the Scheduled Payment Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Funding Account and deposit in the Payment Account the amount on deposit in the Principal Funding Account.

                  (h) On each Payment Date, the Trustee, acting in accordance with instructions from the Servicer, shall pay in accordance with subsections 6.1(a), 6.1(b), 6.1(c) and 6.1(d) from the Payment Account the following amounts (in each case determined as of the immediately preceding Transfer Date) in the following order of priority: (i) to the Class A Noteholders from the Payment Account, the amount deposited into the Payment Account pursuant to subsection 5.15(a)(i) on the preceding Transfer Date, (ii) to the Class B Noteholders from the Payment Account, the amount deposited into the Payment Account pursuant to subsection 5.15(b)(i) on the preceding Transfer Date, (iii) to the Class C Noteholders from the Payment Account, the amount deposited into the Payment Account pursuant to subsection 5.15(c)(i) on the preceding Transfer Date and
(iv) to the Class D Noteholders from the Payment Account, the amount deposited into the Payment Account pursuant to subsection 5.15(d)(i) on the preceding Transfer Date.

                  (i) On the earlier to occur of (a) the Scheduled Payment Date in the Controlled Accumulation Period, (b) the first Payment Date occurring after the Rapid Amortization Period begins, and on each Payment Date thereafter, the Trustee, acting in accordance with instructions from the Servicer, shall pay in accordance with subsections 6.1(a), 6.1(b) and 6.1(c) from the amount deposited into the Payment Account pursuant to subsection 5.15(f) the following amounts (in each case determined as of the immediately preceding Transfer Date) on the related Transfer Date in the following priority:

                      (i) to the Class A Noteholders from the Payment Account, an amount equal to the least of (A) the amount on deposit in the Payment Account, (B) the Class A Monthly Principal and (C) the outstanding balance of the Class A Notes;

                      (ii) to the Class B Noteholders from the Payment Account, after giving effect to the distributions referred to in clause (i) above, an amount equal to the least of (A) the amount on deposit in the Payment Account, (B) the Class B Monthly Principal and (C) the outstanding balance of the Class B Notes;

                      (iii) to the Class C Noteholders from the Payment Account, after giving effect to the distributions referred to in clauses (i) and (ii) above, an amount equal to the least of (A) the amount on deposit in the Payment Account, (B) the Class C Monthly Principal and
           (C) the outstanding balance of the Class C Notes; provided that amounts in the Class C Reserve Account, if any, shall be used to cover any shortfall in payments described in this Subclause (i)(iii);

                      (iv) to the Servicer from the Payment Account, after giving effect to the distributions in clauses (i), (ii) and (iii) above, the amount to be deposited into the Payment Account pursuant to subsection 5.15(d)(ii) on the preceding Transfer Date; and

                      (v) to the Class D Noteholders from the Payment Account, after giving effect to the distributions referred to in clauses (i),
           (ii), (iii) and (iv) above, an amount equal to the lesser of (A) the amount on deposit in the Payment Account, (B) the Class D Monthly Principal and (C) the outstanding balance of the Class D Notes.

                  (j) The Controlled Accumulation Period is scheduled to commence at the close of business on April 15, 2007; provided, however, that, if the Accumulation Period Length (determined as described below) is less than 18 months, the date on which the Controlled Accumulation Period actually commences will be delayed to the first Business Day of the month that is the number of whole months prior to the Scheduled Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Accumulation Period Length. On the Determination Date immediately preceding the April 15, 2007 Payment Date, and each Determination Date thereafter until the Controlled Accumulation Period begins, the Servicer will determine the "Accumulation Period Length" which will equal the number of whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Controlled Accumulation Period Length will be determined to be no less than one month; provided further, however, that the determination of the Accumulation Period Length may be changed at any time if the Rating Agency Condition is satisfied.

                  SECTION 5.16  Investor Charge-Offs.

                  (a) On or before each Transfer Date, the Servicer shall calculate the Class A Investor Default Amount. If on any Transfer Date, the Class A Investor Default Amount for such Transfer Date exceeds the sum of the amount to be distributed with respect thereto pursuant to subsection 5.15(a)(iii) and 5.17(a) and Section 5.18 with respect to such Monthly Period, the Class D Investor Interest (after giving effect to reductions for any Class D Investor Charge-Offs and any Reallocated Principal Collections on such Transfer
Date) shall be reduced by the amount of such excess, but not by more than the lesser of the Class A Investor Default Amount and the Class D Investor Interest (after giving effect to reductions for any Class D Investor Charge-Offs and any Reallocated Principal Collections on such Transfer Date) for such Transfer Date. In the event that such reduction would cause the Class D Investor Interest to be a negative number, the Class D Investor Interest shall be reduced to zero, and the Class C Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs and any Reallocated Principal Collections for which the Class D Investor Interest is not reduced on such Transfer Date) shall be reduced by the amount by which the Class D Investor Interest would have been reduced below zero. In the event that such reduction would cause the Class C Investor Interest to be a negative number, the Class C Investor Interest shall be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Principal Collections for which the Class C Investor Interest is not reduced on such Transfer Date) shall be reduced by the amount by which the Class C Investor Interest would have been reduced below zero. In the event that such reduction would cause the Class B Investor Interest to be a negative number, the Class B Investor Interest shall be reduced to zero, and the Class A Investor Interest shall be reduced (but not below zero) by the amount by which the Class B Investor Interest would have been reduced below zero, but not by more than the Class A Investor Default Amount for such Transfer Date (a "Class A Investor Charge-Off"). The Class A Investor Interest shall thereafter be reimbursed on any Transfer Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Spread allocated and available for such purpose pursuant to subsection 5.17(b).

                  (b) On or before each Transfer Date, the Servicer shall calculate the Class B Investor Default Amount. If on any Transfer Date, the Class B Investor Default Amount for such Transfer Date exceeds the amount of Excess Spread and Reallocated Principal Collections that are allocated and available to fund such amount pursuant to subsection 5.17(d) and Section 5.18, the Class D Investor Interest (after giving effect to reductions for any Class D Investor Charge-Offs and any Reallocated Principal Collections on such Transfer Date and after giving effect to any adjustments with respect thereto as described in subsection 5.16(a) above) shall be reduced by the amount of such excess, but not by more than the lesser of the Class B Investor Default Amount and the Class D Investor Interest (after giving effect to reductions for any Class D Investor Charge-Offs and any Reallocated Principal Collections on such Transfer Date and after giving effect to any adjustments with respect thereto as described in subsection 5.16(a) above) for such Transfer Date. In the event that such reduction would cause the Class D Investor Interest to be a negative number, the Class D Investor Interest shall be reduced to zero, and the Class C Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs and any Reallocated Principal Collections for which the Class D Investor Interest is not reduced on such Transfer Date) shall be reduced by the amount by which the Class D Investor Interest would have been reduced below zero. In the event that such reduction would cause the Class C Investor Interest to be a negative number, the Class C Investor Interest shall be reduced to zero and the Class B Investor Interest shall be reduced (but not below zero) by the amount by which the Class C Investor Interest would have been reduced below zero, but not by more than the Class B Investor Default Amount for such Transfer Date (a "Class B Investor Charge-Off"). The Class B Investor Interest shall also be reduced (but not below zero) by the amount of Reallocated Principal Collections in excess of the Class C Investor Interest and the Class D Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs and Class D Investor Charge-Offs and any Reallocated Investor Principal Collections on such Transfer Date) allocated thereto pursuant to Section 5.18 and then by the amount of any portion of the Class B Investor Interest allocated to the Class A Investor Interest to avoid a reduction in the Class A Investor Interest pursuant to subsection 5.16(a) above. The Class B Investor Interest will thereafter be reimbursed (but not to an amount in excess of the unpaid principal balance of the Class B Notes) on any Transfer Date by the amount of Excess Spread allocated and available for that purpose as described under subsection 5.17(e).

                  (c) On or before each Transfer Date, the Servicer shall calculate the Class C Investor Default Amount. If on any Transfer Date, the Class C Investor Default Amount for such Transfer Date exceeds the amount of Excess Spread and Reallocated Principal Collections that are allocated and available to fund such amount pursuant to subsection 5.17(g) and Section 5.18, the Class D Investor Interest (after giving effect to reductions for any Class D Investor Charge-Offs and any Reallocated Principal Collections on such Transfer Date and after giving effect to any adjustments with respect thereto as described in subsection 5.16(b) above) shall be reduced by the amount of such excess, but not by more than the lesser of the Class D Investor Default Amount and the Class C Investor Interest (after giving effect to reductions for any Class D Investor Charge-Offs and any Reallocated Principal Collections on such Transfer Date and after giving effect to any adjustments with respect thereto as described in subsection 5.16(b) above) for such Transfer Date. In the event that such reduction would cause the Class D Investor Interest to be a negative number, the Class D Investor Interest shall be reduced to zero and the Class C Investor Interest shall be reduced (but not below zero) by the amount by which the Class D Investor Interest would have been reduced below zero, but not by more than the Class C Investor Default Amount for such Transfer Date (a "Class C Investor Charge-Off"). The Class C Investor Interest shall also be reduced (but not below zero) by the amount of Reallocated Principal Collections in excess of the Class D Investor Interest (after giving effect to reductions for any Class D Investor Charge-Offs and any Reallocated Investor Principal Collections on such Transfer Date) allocated thereto pursuant to Section 5.18 and then by the amount of any portion of the Class C Investor Interest allocated to the Class A Investor Interest to avoid a reduction in the Class A Investor Interest pursuant to subsection 5.16(a) above or to the Class B Investor Interest to avoid a reduction in the Class B Investor Interest pursuant to subsection 5.16(b) above. The Class C Investor Interest will thereafter be reimbursed (but not to an amount in excess of the unpaid principal balance of the Class C Notes) on any Transfer Date by the amount of Excess Spread allocated and available for that purpose as described under subsection 5.17(h).

                  (d) On or before each Transfer Date, the Servicer shall calculate the Class D Investor Default Amount. If on any Transfer Date, the Class D Investor Default Amount for such Transfer Date exceeds the amount of Excess Spread allocated and available to fund such amount pursuant to subsection 5.17(j), the Class D Investor Interest shall be reduced by the amount of such excess, but not by more than the lesser of the Class D Investor Default Amount and the Class D Investor Interest for such Transfer Date (a "Class D Investor Charge-Off"). The Class D Investor Interest shall also be reduced (but not below zero) by the amount of Reallocated Principal Collections allocated thereto pursuant to Section 5.18 and then by the amount of any portion of the Class D Investor Interest allocated to avoid a reduction the Class A Investor Interest, pursuant to subsection 5.16(a), the Class B Investor Interest, pursuant to subsection 5.16(b), or the Class C Investor Interest, pursuant to Subsection 5.16(c). The Class D Investor Interest shall thereafter deemed to be reimbursed (but not in excess of the unpaid principal balance of the Class D Notes) on any subsequent Transfer Date by the amount of the Excess Spread allocated and available for that purpose as described under subsection 5.17(k).

                  (e) For purposes of calculating the Investor Default Amount and the Excess Receivables Amount, the Servicer shall keep records sufficient to track cumulative losses in respect of Receivables on an Insured-by-Insured basis and on an insurer-by-insurer basis.

                  (f) Except as otherwise expressly provided herein, if losses and investment expenses attributable to the investment of amounts on deposit in any Investor Account or any Series Account shall exceed interest and investment earnings in respect of such amounts during any Monthly Period, the net losses and expenses shall be allocated between the investor interests of all outstanding Series, on the one hand, and the Trust Interest, on the other hand, in the same proportion that losses in respect of Receivables are so allocated for such Monthly Period.

                  SECTION 5.17 Excess Spread. On or before each Transfer Date, the Trustee acting pursuant to the Servicer's instructions, shall apply Excess Spread in the Finance Charge Account with respect to the related Monthly Period to make the following distributions on each Transfer Date in the following priority:

                  (a) an amount equal to the Class A Required Amount, if any, with respect to such Transfer Date will be used to fund the Class A Required Amount and be applied in accordance with, and in the priority set forth in, subsection 5.15(a);

                  (b) an amount equal to the aggregate amount by which the Class A Investor Interest has been reduced below the Class A Initial Investor Interest on previous Transfer Dates for reasons other than the payment of principal to the Class A Noteholders (but not in excess of the aggregate amount of such reductions that have not been previously reimbursed) will be treated as a portion of Available Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

                  (c) an amount equal to the Class A Prior Period Interest, if any, will be paid to the Class A Noteholders;

                  (d) an amount equal to the Class B Required Amount, if any, with respect to such Transfer Date will be used to fund the Class B Required Amount and be applied first in accordance with, and in the priority set forth in, subsection 5.15(b) and then any remaining amount available to pay the Class B Investor Default Amount shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

                  (e) an amount equal to the aggregate amount by which the Class B Investor Interest has been reduced below the Class B Initial Investor Interest on previous Transfer Dates for reasons other than the payment of principal to the Class B Noteholders (but not in excess of the aggregate amount of such reductions that have not been previously reimbursed) will be treated as a portion of Available Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

                  (f) an amount equal to the Class B Prior Period Interest, if any, will be paid to the Class B Noteholders;

                  (g) an amount equal to the Class C Required Amount, if any, with respect to such Transfer Date will be used to fund the Class C Required Amount and be applied first in accordance with, and in the priority set forth in, subsection 5.15(c) and then any remaining amount available to pay the Class C Investor Default Amount shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

                  (h) an amount equal to the aggregate amount by which the Class C Investor Interest has been reduced below the Class C Initial Investor Interest on previous Transfer Dates for reasons other than the payment of principal to the Class C Noteholders (but not in excess of the aggregate amount of such reductions that have not been previously reimbursed) will be treated as a portion of Available Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

                  (i) an amount equal to the Class C Prior Period Interest, if any, will be paid to the Class C Noteholders;

                  (j) an amount equal to the Class D Required Amount, if any, with respect to such Transfer Date will be used to fund the Class D Required Amount and be applied first in accordance with, and in the priority set forth in, subsection 5.15(d) and then any remaining amount available to pay the Class D Investor Default Amount shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

                  (k) an amount equal to the aggregate amount by which the Class D Investor Interest has been reduced below the Class D Initial Investor Interest on previous Transfer Dates for reasons other than the payment of principal to the Class D Noteholders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be treated as a portion of Available Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

                  (l) [Reserved.]

                  (m) any remaining Excess Spread, after giving effect to the payments made pursuant to subparagraphs (g) through (l) above will be credited to the Class C Reserve Account to the extent necessary to cause the funds in the Class C Reserve Account to equal the Class C Reserve Amount;

                  (n) an amount equal to the Class D Prior Period Interest, if any, will be paid to the Class D Noteholders;

                  (o) on each Transfer Date from and after the Accumulation Reserve Account Funding Date, but prior to the date on which the Accumulation Reserve Account terminates as set forth in Section 5.20(c), an amount up to the excess, if any, of the Required Accumulation Reserve Account Amount over the Available Accumulation Reserve Account Amount shall be deposited into the Accumulation Reserve Account; and

                  (p) any remaining Excess Spread, after giving effect to the payments made pursuant to subparagraphs (a) through (o) above, shall be paid to the Trust and will not be available for any future payment to Noteholders, provided that a Pay Out Event has not occurred; provided, however, that such amount shall be paid to the Trust pursuant to this subsection 5.17(o) only to the extent that the Trust Interest as of the end of the immediately preceding Monthly Period (after giving effect to the inclusion in or removal from the Trust of all Receivables transferred to or from the Trust and/or any reduction or increase in any outstanding notes since the end of such prior Monthly Period and on or prior to the following Payment Date and the application of payments referred to in subsection 5.4(b) of the Base Indenture) is greater than the largest required Minimum Trust Interest and otherwise shall be deposited into the Excess Funding Account in accordance with Section 5.11(f).

                  SECTION 5.18 Reallocated Principal Collections. On or before each Transfer Date, the Trustee shall withdraw from the Principal Account and apply Reallocated Principal Collections (applying first all Reallocated Class D Principal Collections, then all Reallocated Class C Principal Collections and then all Reallocated Class B Principal Collections, to the extent necessary) with respect to such Transfer Date, to make the following distributions on each Transfer Date in the following priority:

                  (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread available to cover the Class A Required Amount pursuant to subsection 5.17(a) on such Transfer Date shall be transferred to the Finance Charge Account and shall be applied pursuant to subsections 5.15(a)(i), (ii) and
(iii); and

                  (b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread available to cover the Class B Required Amount pursuant to subsection 5.17(d) on such Transfer Date shall be transferred to the Finance Charge Account and shall be applied first pursuant to subsections 5.15(b)(i) and
(ii) and then pursuant to subsection 5.17(d), provided that the amount transferred pursuant to this clause (b) shall not exceed the excess (if any) of
(x) the sum of the Class D Investor Interest plus the Class C Investor Interest plus the Class B Investor Interest over (y) the amount described in the clause
(a) above.

                  (c) an amount equal to the excess, if any, of (i) the Class C Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread available to cover the Class C Required Amount pursuant to subsection 5.17(g) on such Transfer Date shall be transferred to the Finance Charge Account and shall be applied first pursuant to subsections 5.15(c)(i) and
(ii) and then pursuant to subsection 5.17(g), provided that the amount transferred pursuant to this clause (c) shall not exceed the excess (if any) of
(x) the sum of the Class D Investor Interest plus the Class C Investor Interest over (y) the sum of the amounts described in clause (a) and clause (b) above.

                  (d) on each Transfer Date, the Class D Investor Interest shall be reduced by the amount of Reallocated Principal Collections for such Transfer Date. In the event that such reduction would cause the Class D Investor Interest (after giving effect to any Class D Investor Charge-Offs for such Transfer Date) to be a negative number, the Class D Investor Interest (after giving effect to any Class D Investor Charge-Offs for such Transfer Date) shall be reduced to zero and the Class C Investor Interest shall be reduced (but not below zero) after giving effect to any Class C Investor Charge-Offs for such Transfer Date by the amount by which the Class D Investor Interest would have been reduced below zero. In the event that such reduction would cause the Class C Investor Interest (after giving effect to any Class C Investor Charge-Offs for such Transfer Date) to be a negative number, the Class C Investor Interest (after giving effect to any Class C Investor Charge-Offs for such Transfer Date) shall be reduced to zero and the Class B Investor Interest shall be reduced (but not below zero) after giving effect to any Class B Investor Charge-Offs for such Transfer Date by the amount by which the Class C Investor Interest would have been reduced below zero.

                  SECTION 5.19  Shared Principal Collections.

                  (a) The portion of Shared Principal Collections on deposit in the Principal Account equal to the amount of Shared Principal Collections allocable to Series 2005-1 on any Transfer Date shall be treated and applied as Available Investor Principal Collections pursuant to Section 5.15 and pursuant to such Section 5.15 shall be deposited in the Payment Account or distributed to the Issuer.

                  (b) Shared Principal Collections allocable to Series 2005-1 with respect to any Transfer Date means an amount equal to the Series Principal Shortfall, if any, with respect to Series 2005-1 for such Transfer Date; provided, however, that if the aggregate amount of Shared Principal Collections for all Series for such Transfer Date is less than the Cumulative Series Principal Shortfall for such Transfer Date, then Shared Principal Collections allocable to Series 2005-1 on such Transfer Date shall equal the product of (i) Shared Principal Collections for all Series for such Transfer Date and (ii) a fraction, the numerator of which is the Series Principal Shortfall with respect to Series 2005-1 for such Transfer Date and the denominator of which is the aggregate amount of Cumulative Series Principal Shortfall for all Series for such Transfer Date.

                  (c) Solely for the purpose of determining the amount of Available Investor Principal Collections to be treated as Shared Principal Collections on any Transfer Date allocable to other Series in Group One, on each Determination Date, the Servicer shall determine the Class A Required Amount, Class B Required Amount, the Class C Required Amount and the Class D Required Amount, Excess Spread and Reallocated Principal Collections as of such Determination Date for the following Transfer Date.

                  SECTION 5.20  Accumulation Reserve Account.

                  (a) The Servicer shall establish and maintain with a Qualified Institution in the name of the Trustee, on behalf of the Trust, for the benefit of the Noteholders, a segregated account (the "Accumulation Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Accumulation Reserve Account and in all proceeds thereof. The Accumulation Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Noteholders. If at any time the institution holding the Accumulation Reserve Account ceases to be a Qualified Institution, the Trustee shall notify each Rating Agency within 2 Business Days and within 10 Business Days establish a new Accumulation Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Accumulation Reserve Account. On each Transfer Date from and after the Accumulation Reserve Account Funding Date, the Trustee, at the direction of the Servicer, shall apply Excess Spread as set forth in Section 5.17(o) to increase the amount on deposit in the Accumulation Reserve Account to the extent such amount is less than the Required Accumulation Reserve Account Amount.

                  (b) Funds remaining on deposit in the Accumulation Reserve Account shall be invested at the written direction of the Servicer by the Trustee in Permitted Investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall:

                      (i) hold each Permitted Investment (other than such as are described in clause (c) of the definition thereof) that constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Trustee that (I) such investment property shall at all times be credited to a securities account of the Trustee, (II) such securities intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (III) all property credited to such securities account shall be treated as a financial asset, (IV) such securities intermediary shall waive any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (V) such agreement shall be governed by the laws of the State of New York;

                      (ii) maintain for the benefit of Noteholders possession or control of each other Permitted Investment (including any negotiable instruments, if any, evidencing such Permitted Investments) not described in clause (i) above (other than such as are described in clause (c) of the definition thereof); and

                      (iii) cause each Permitted Investment described in clause
           (c) of the definition thereof to be registered in the name of the Trustee or any of its nominees by the issuer thereof;

provided that no Permitted Investment shall be disposed of prior to its maturity date. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

                  (c) All interest and earnings (net of losses and investment expenses) accrued on funds on deposit in the Accumulation Reserve Account shall be retained in the Accumulation Reserve Account (to the extent the amount on deposit is less than the Required Accumulation Reserve Account Amount) or deposited in the Finance Charge Account and treated as Class A Available Funds.

                  (d) On or before each Transfer Date with respect to the Controlled Accumulation Period and on the first Transfer Date with respect to the Rapid Amortization Period that commences after the Accumulation Reserve Account Funding Date, the Trustee, acting at the Servicer's direction given on or before such Transfer Date, shall transfer from the Accumulation Reserve Account to the Finance Charge Account an amount equal to the lesser of (a) the Available Accumulation Reserve Account Amount with respect to such Transfer Date and (b) the Accumulation Reserve Draw Amount with respect to such Transfer Date, for application to the Class A Available Funds, the Class B Available Funds,

Class C Available Funds and Class D Available Funds as set forth in this Series Supplement.

                  The Accumulation Reserve Account will be terminated upon the earlier to occur of (a) the termination of the Trust pursuant to the Master Trust Agreement, (b) the first Transfer Date with respect to the Rapid Amortization Period and (c) the Transfer Date immediately preceding the Scheduled Payment Date. Upon termination of the Accumulation Reserve Account, all amounts on deposit therein will be distributed to the Trust and will not be available for any future payment to Noteholders.

                  SECTION 5.21  Excess Funding Account.

                  (a) The Servicer has established and maintained and shall continue to maintain, with a Qualified Institution, in the name of the Trustee, on behalf of the Trust, for the benefit of the noteholders of all outstanding Series in Group One, including the Noteholders, a segregated trust account (the "Excess Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of such noteholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Excess Funding Account and in all proceeds thereof. The Excess Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the noteholders of all outstanding Series in Group One, including the Noteholders. If at any time the institution holding the Excess Funding Account ceases to be a Qualified Institution, the Trustee shall notify each Rating Agency and within 10 Business Days establish a new Excess Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Excess Funding Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Excess Funding Account from time to time for the purposes set forth in subsection 5.11(f), and any comparable provision of any other Series Supplement and (ii) make deposits into the Excess Funding Account as specified in subsection 5.11(f) and any comparable provision of any other Series Supplement.

                  (b) Funds on deposit in the Excess Funding Account shall be invested at the written direction of the Seller by the Trustee in Permitted Investments. Funds on deposit in the Excess Funding Account on any Transfer Date, after giving effect to any withdrawals from the Excess Funding Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall:

                      (i) hold each Permitted Investment (other than such as are described in clause (c) of the definition thereof) that constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Trustee that (I) such investment property shall at all times be credited to a securities account of the Trustee, (II) such securities intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (III) all property credited to such securities account shall be treated as a financial asset, (IV) such securities intermediary shall waive any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (V) such agreement shall be governed by the laws of the State of New York;

                      (ii) maintain for the benefit of the noteholders of all outstanding Series of Group One, including the Noteholders possession or control of each other Permitted Investment (including any negotiable instruments, if any, evidencing such Permitted Investments) not described in clause (i) above (other than such as are described in clause (c) of the definition thereof); and

                      (iii) cause each Permitted Investment described in clause
           (c) of the definition thereof to be registered in the name of the Trustee or any of its nominees by the issuer thereof; provided that no Permitted Investment shall be disposed of prior to its maturity date. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

                  (c) All interest and earnings (net of losses and investment expenses) accrued on funds on deposit in the Excess Funding Account to the extent allocable to this Series shall be treated as Excess Spread and allocated pursuant to Section 5.17.

                  SECTION 5.22  Principal Funding Account.

                  (a) The Trustee shall establish and maintain with a Qualified Institution, which may be the Trustee, in the name of the Trust, on behalf of the Trust, for the benefit of the Noteholders, a segregated trust account with the corporate trust department of such Qualified Institution (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Noteholders. If at any time the institution holding the Principal Funding Account ceases to be a Qualified Institution, the Seller shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Principal Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Principal Funding Account. The Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Series Supplement and (ii) on each Transfer Date (from and after the commencement of the Controlled Accumulation Period) prior to the termination of the Principal Funding Account make deposits into the Principal Funding Account in the amounts specified in, and otherwise in accordance with, subsection 5.15(f).

                  (b) Funds on deposit in the Principal Funding Account shall be invested at the written direction of the Servicer by the Trustee in Permitted Investments. Funds on deposit in the Principal Funding Account on any Transfer Date, after giving effect to any withdrawals from the Principal Funding Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall:

                      (i) hold each Permitted Investment (other than such as are described in clause (c) of the definition thereof) that constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Trustee that (I) such investment property shall at all times be credited to a securities account of the Trustee, (II) such securities intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (III) all property credited to such securities account shall be treated as a financial asset, (IV) such securities intermediary shall waive any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (V) such agreement shall be governed by the laws of the State of New York;

                      (ii) maintain for the benefit of Noteholders possession or control of each other Permitted Investment (including any negotiable instruments, if any, evidencing such Permitted Investments) not described in clause (i) above (other than such as are described in clause (c) of the definition thereof); and

                      (iii) cause each Permitted Investment described in clause
           (c) of the definition thereof to be registered in the name of the Trustee or any of its nominees by the issuer thereof;

provided that no Permitted Investment shall be disposed of prior to its maturity date. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

                  (c) On each Transfer Date with respect to the Controlled Accumulation Period and on the first Transfer Date with respect to the Rapid Amortization Period, the Trustee, acting at the Servicer's direction given on or before such Transfer Date, shall transfer from the Principal Funding Account to the Finance Charge Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account, but not in excess of the Covered Amount, for application in the following priority:

                      (i) an amount up to that portion of the Covered Amount computed pursuant to clause (a) of the definition of Covered Amount shall be treated as Class A Available Funds to be applied pursuant to subsections 5.15(a)(i) and (ii);

                      (ii) an amount up to that portion of the Covered Amount computed pursuant to clause (b) of the definition of Covered Amount shall be treated as Class B Available Funds to be applied pursuant to subsection 5.15(b)(i); and

                      (iii) an amount up to that portion of the Covered Amount computed pursuant to clause (c) of the definition of Covered Amount shall be treated as Class C Available Funds to be applied pursuant to subsection 5.15(c)(i).

                  SECTION 5.23  [Reserved].

                  SECTION 5.24 Class C Reserve Account.

                  (a) The Trustee shall establish and maintain with a Qualified Institution, which may be the Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Class C Noteholders, a segregated trust account with the corporate trust department of such Qualified Institution (the "Class C Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class C Noteholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Class C Reserve Account and in all proceeds thereof. The Class C Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Class C Noteholders. If at any time the institution holding the Class C Reserve Account ceases to be a Qualified Institution, the Seller shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Class C Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Class C Reserve Account. On the Closing Date, the Trustee, at the written direction of the Servicer, shall deposit the initial Class C Reserve Amount in to the Class C Reserve Account. On each Transfer Date, the Trustee, at the written direction of the Servicer, shall deposit into the Class C Reserve Account an amount equal to the Class C Reserve Amount.

                  (b) Funds on deposit in the Class C Reserve Account shall be invested at the written direction of the Servicer by the Trustee in Permitted Investments. Funds on deposit in the Class C Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Class C Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall:

                      (i) hold each Permitted Investment (other than such as are described in clause (c) of the definition thereof) that constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Trustee that (I) such investment property shall at all times be credited to a securities account of the Trustee, (II) such securities intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (III) all property credited to such securities account shall be treated as a financial asset, (IV) such securities intermediary shall waive any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (V) such agreement shall be governed by the laws of the State of New York;

                      (ii) maintain for the benefit of Class C Noteholders possession or control of each other Permitted Investment (including any negotiable instruments, if any, evidencing such Permitted Investments) not described in clause (i) above (other than such as are described in clause (c) of the definition thereof); and

                      (iii) maintain for the benefit of Class C Noteholders possession or control of each other Permitted Investment (including any negotiable instruments, if any, evidencing such Permitted Investments) not described in clause (i) above (other than such as are described in clause (c) of the definition thereof); and

provided that no Permitted Investment shall be disposed of prior to its maturity date. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

                  On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Class C Reserve Account shall be retained in the Class C Reserve Account (to the extent that the amount is less than the Class C Reserve Amount) and the balance, if any, shall be deposited into the Finance Charge Account and included in Class C Available Funds for such Transfer Date. For purposes of determining the availability of funds or the balance in the Class C Reserve Account for any reason under this Series Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

                  (c) On each Transfer Date, funds (to the extent available therefor) otherwise payable to the Trust on such date will be deposited in the Class C Reserve Account to the extent necessary to cause the funds credited to the Class C Reserve Account to equal the Class C Reserve Amount. Funds on deposit in the Class C Reserve Account will be withdrawn and paid to the Trust to the extent that as of any date of determination the amounts credited thereto exceed the Class C Reserve Amount.

                  The Trust will use the funds, if any, in the Class C Reserve Account (i) on each Payment Date, to cover any shortfalls in payments of interest to Class C Noteholders and (ii) on the earlier of the Legal Final Maturity and the Payment Date on which the Class A Notes and the Class B Notes are paid in full or the Class A Investor Interest and Class B Investor Interest are reduced to zero, to cover any shortfall in payments of principal to Class C


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Noteholders. Upon the payment in full of the Class C Notes, any amount remaining in the Class C Reserve Account will be released to the Trust.

                  SECTION 5.25 Determination of LIBOR.

                  (a) On each LIBOR Determination Date, the Trustee shall determine LIBOR on the basis of the rate for Dollar deposits for a period equal to one month (commencing on the first day of the applicable Interest Period) which appears on Telerate Page 3750 as of 11:00 A.M. (London time) on such LIBOR Determination Date (or such other page as may replace that page on the Dow Jones Telerate Service for the purpose of displaying London interbank offered rates of major banks).

                  (b) If on any LIBOR Determination Date such rate does not appear on Telerate Page 3750 (or such other page), then LIBOR for the applicable Interest Period shall be determined on the basis of the rates at which Dollar deposits are offered by the Reference Banks at approximately 11:00 A.M. (London time) on such LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month (commencing on the first day of such Interest Period). The Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for such Interest Period shall be the arithmetic mean of such quotations (rounded, if necessary, to the nearest whole multiple of 0.0625%). If on the LIBOR Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR shall be:

                      (i) the rate per annum (rounded, as aforesaid) that the Trustee determines to be the arithmetic mean of the offered quotations that leading banks in the City of New York selected by the Servicer are quoting at or about 11:00 A.M. (New York time) on such LIBOR Determination Date to leading European banks for Dollar deposits for a period equal to one month (commencing on the first day of the applicable Interest Period); or

                      (ii) if the banks selected as aforesaid by the Servicer are not quoting as described in clause (i) above, LIBOR for such Interest Period will be LIBOR as determined on the previous LIBOR Determination Date, (or, in the case of the first LIBOR Determination Date, 4.088% per annum).

                  (c) The Class A Note Rate, the Class B Note Rate, the Class C Note Rate and the Class D Note Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Noteholder by telephoning the Trustee at its Corporate Trust Office at (212) 623-5600.

                  (d) On each LIBOR Determination Date prior to 12:00 noon (New York time), the Trustee shall send to the Servicer, by facsimile or by email notification of LIBOR for the following Interest Period.


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
                  SECTION 5.26  Effect of Other Series.

                  Notwithstanding anything to the contrary contained herein, in the event that additional Series of notes are issued from time to time in accordance with Section 2.2, the Excess Funding Account may be retitled in order to reflect the fact that amounts on deposit therein shall be for the additional benefit of the holders of such other Series and the amounts to be deposited therein and withdrawn therefrom may be calculated with reference to such other Series; provided that no such action or calculation shall adversely affect the interests of the Noteholders in any material respect.

                  SECTION 5.27 Seller's or Servicer's Failure to Make a Deposit or Payment. If the Servicer or the Seller fails to make, or give instructions to make, any payment, deposit or withdrawal (other than as required by subsections 2.04(d), 2.04(e) and 2.04(f) of the Sale and Servicing Agreement and subsection 12.4(a) and Section 12.1) required to be made or given by the Servicer or Seller, respectively, at the time specified in the Base Indenture or this Series Supplement (including applicable grace periods), the Trustee shall make such payment, deposit or withdrawal from the applicable account without instruction from the Servicer or Seller. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof; provided, however, that the Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest payable to the Noteholders on each Payment Date. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Seller or the Servicer, as the case may be.

                  SECTION 5.28  [Reserved.]

                  SECTION 5.29 Servicing Advances. In the event that on any Transfer Date the unpaid principal balance of Deferred Payment Obligations exceeds 10% of the aggregate principal balance of all Receivables, and the insurance policy underlying any such Deferred Payment Obligation has been cancelled, then on such date the Servicer will make an advance (a "Mandatory Servicer Advance") of the lesser of (a) the shortfall, if any, between the amount of interest due on the Notes on such date and the amount of collections and other amounts available to pay such interest pursuant to the provisions of this Series Supplement other than this Section 5.29, (b) the Investor Percentage of the amount of Deferred Payment Obligation Return Amounts that the Servicer expects to collect in the future relating to Exempt Deferred Payment Obligations related to cancelled insurance policies, less the aggregate amount of previously unreimbursed Servicer Advances, and (c) the Investor Percentage of the excess of the unpaid principal balance of Deferred Payment Obligations over 10% of the aggregate principal balance of all Receivables. Notwithstanding any other provision of this Series Supplement, the proceeds of such Mandatory Servicer Advance shall be treated as Principal Collections and Finance Charge Collections allocable to the Investor Interest in the order that such amounts are due on the


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
related Deferred Payment Obligations. The Servicer shall not be obligated to advance any amount that it determines to be unrecoverable. Mandatory Servicer Advances shall be reimbursable from the Investor Percentage of the proceeds if any of the related Deferred Payment Obligations, or if the same are determined to be unrecoverable, then from the Investor Percentage of Principal Collections and/or Finance Charge Collections, depending on whether the amounts advanced were of principal or interest. In addition, the Servicer may at its option make advances of the Investor Percentage of other amounts due and unpaid on assets of the Trust (the "Optional Servicer Advances" and together with the Mandatory Servicer Advances, the "Servicer Advances"). The Optional Servicer Advances shall be reimbursable in the same manner as the Mandatory Servicer Advances.

                  SECTION 4 Article 6 of the Base Indenture. Article 6 of the Base Indenture shall read in its entirety as follows and shall be applicable only to the Noteholders:

                                    ARTICLE 6

                    DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS

                  SECTION 6.1  Distributions.

                  (a) On each Payment Date, the Trustee shall distribute (in accordance with the Monthly Servicer Report delivered on or before the related Transfer Date by the Servicer to the Trustee pursuant to subsection 3.04(b) of the Sale and Servicing Agreement) to each Class A Noteholder of record on the immediately preceding Record Date (other than as provided in Section 12.5 respecting a final distribution) such Noteholder's pro rata share (based on the aggregate Investor Interests represented by Class A Notes held by such Noteholder) of amounts on deposit in the Payment Account as are payable to the Class A Noteholders pursuant to Section 5.15 by wire transfer to an account designated by the Holders of the Class A Notes, except that with respect to Class A Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

                  (b) On each Payment Date, the Trustee shall distribute (in accordance with the Monthly Servicer Report delivered on or before the related Transfer Date by the Servicer to the Trustee pursuant to subsection 3.04(b) of the Sale and Servicing Agreement) to each Class B Noteholder of record on the immediately preceding Record Date (other than as provided in Section 12.5 respecting a final distribution) such Noteholder's pro rata share (based on the aggregate Investor Interests represented by Class B Notes held by such Noteholder) of amounts on deposit in the Payment Account as are payable to the Class B Noteholders pursuant to Section 5.15 by check mailed to each Class B Noteholder (at such Noteholder's address as it appears in the Note Register) or by wire transfer to an account designated by the Holders of the Class B Notes, except that with respect to Class B Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

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
                  (c) On each Payment Date, the Trustee shall distribute (in accordance with the Monthly Servicer Report delivered on or before the related Transfer Date by the Servicer to the Trustee pursuant to subsection 3.04(b) of the Sale and Servicing Agreement) to each Class C Noteholder of record on the immediately preceding Record Date (other than as provided in Section 12.5 respecting a final distribution) such Noteholder's pro rata share (based on the aggregate Investor Interests represented by Class C Notes held by such Noteholder) of amounts on deposit in the Payment Account as are payable to the Class C Noteholders pursuant to Section 5.15 by check mailed to each Class C Noteholder (at such Noteholder's address as it appears in the Note Register) or by wire transfer to an account designated by the Holders of the Class C Notes, except that with respect to Class C Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

                  (d) On each Payment Date, the Trustee shall distribute (in accordance with the Monthly Servicer Report delivered by the Servicer to the Trustee pursuant to subsection 3.04(b) of the Sale and Servicing Agreement) to each Class D Noteholder of record on the immediately preceding Record Date (other than as provided in Section 12.5 respecting a final distribution) such Noteholder's pro rata share (based on the aggregate Investor Interests represented by Class D Notes held by such Noteholder) of amounts on deposit in the Payment Account as are payable to the Class D Noteholders pursuant to
Section 5.15 by check mailed to each Class D Noteholder (at such Noteholder's address as it appears in the Note Register).

                  (e) Notwithstanding anything to the contrary contained in the Base Indenture or this Series Supplement, if the amount distributable in respect of principal on any Class of Notes on any Payment Date is less than one dollar, then no such distribution of principal need be made on such Payment Date.

                  SECTION 6.2  Monthly Noteholders' Statement

                  (a) On or before each Payment Date, the Trustee shall make available via its Website, initially located at www.jpmorgan.com/sfr to each Noteholder, with respect to each Noteholder's interest and to each Rating Agency a statement substantially in the form of Exhibit E to this Series Supplement prepared by the Servicer and delivered to the Trustee on the preceding Determination Date and setting forth, among other things, the following information (which, in the case of subclauses (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Note and, in the case of subclauses (ix), (x) and (xi) shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Note):

                      (i) the total amount distributed to holders of Notes;

                      (ii) the amount of such distribution allocable to Class A Monthly Principal, Class B Monthly Principal, Class C Monthly Principal and Class D Monthly Principal, respectively;


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
                      (iii) the amount of such distribution allocable to Class A Monthly Interest, Class A Deficiency Amounts, Class A Additional Interest, Class B Monthly Interest, Class B Deficiency Amounts, Class B Additional Interest, Class C Monthly Interest, Class C Deficiency Amounts, Class C Additional Interest and Class D Monthly Interest, respectively;

                      (iv) the amount of Collections of Principal Receivables received during the related Monthly Period and allocated in respect of the Class A Notes, Class B Notes, Class C Notes and Class D Notes, respectively;

                      (v) the amount of Collections of Finance Charge Receivables received during the related Monthly Period and allocated in respect of the Class A Notes, Class B Notes. Class C Notes and Class D Notes, respectively;

                      (vi) the aggregate amount of Principal Receivables, the Investor Interest, the Adjusted Investor Interest, the Class A Investor Interest, the Class A Adjusted Investor Interest, the Class B Investor Interest, the Class B Adjusted Investor Interest, the Class C Investor Interest, the Class C Adjusted Investor Interest, the Class D Investor Interest, the Floating Investor Percentage, the Class A Floating Allocation, the Class B Floating Allocation, the Class C Floating Allocation, the Class D Floating Allocation and the Fixed Investor Percentage with respect to the Principal Receivables in the Trust as of the end of the preceding Monthly Period;

                      (vii) the aggregate outstanding balance of Receivables which were 1-30 days, 31-60 days, 61-90 days, 91-120 days, 121-150 days and more than 150 days delinquent, respectively, following cancellation of the related insurance policies in accordance with the Servicer's then existing Guidelines as of the end of the preceding Monthly Period (or, if cancellation was delayed, whether due to a stay by reason of an Insured's bankruptcy or other reason, after the date the policy would have been cancelled in the absence of such delay);

                      (viii) the Aggregate Investor Default Amount as of the end of the preceding Monthly Period and the Class A Investor Default Amount, the Class B Investor Default Amount, the Class C Investor Default Amount and the Class D Investor Default Amount for the related Transfer Date;

                      (ix) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs, Class C Investor Charge-Offs, Class D Investor Charge-Offs and other reductions in the absence of principal distributions in the Investor Interests for such Transfer Date;


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
                      (x) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs, Class C Investor Charge-Offs, Class D Investor Charge-Offs and other reductions in the absence of principal distributions in the Investor Interests deemed to have been reimbursed on such Transfer Date;

                      (xi) outstanding principal balance of the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, respectively, as of the end of the day on the Payment Date;

                      (xii) [Reserved];

                      (xiii) the amount of the Class A Servicing Fee, the Class B Servicing Fee, the Class C Servicing Fee and the Class D Servicing Fee for such Transfer Date;

                      (xiv) the amount of Reallocated Class D Principal Collections, Reallocated Class C Principal Collections and Reallocated Class B Principal Collections with respect to such Payment Date;

                      (xv) LIBOR for the Interest Period ending on the day before such Payment Date;

                      (xvi) the Pool Factor as of the end of the immediately preceding Monthly Period;

                      (xvii) the Available Accumulation Reserve Account Amount and the amount, if any, of funds required to be withdrawn from the Accumulation Reserve Account for such Transfer Date;

                      (xviii) [Reserved];

                      (xix) the Class C Reserve Account Amount and the Annualized Excess Spread Amount;

                      (xx) the amount of Class A Available Funds, Class B Available Funds, Class C Available Funds and Class D Available Funds on deposit in the Finance Charge Account on the related Transfer Date;

                      (xxi) the date on which the Controlled Accumulation Period and/or the Rapid Amortization Period commenced;

                      (xxii) [Reserved];

                      (xxiii) the amount of Class A Prior Period Interest, Class B Prior Period Interest, Class C Prior Period Interest and Class D Prior Period Interest accrued on the Notes;


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
                      (xxiv) the aggregate outstanding principal amount of Deferred Payment Obligations as of the end of the prior Monthly Period, expressed in dollars and as a percentage of the outstanding principal amount of Receivables in the Trust Estate;

                      (xxv) the aggregate outstanding principal amount of Receivables that have not been funded as of the end of the prior Monthly Period; and

                      (xxvi) such other items as are set forth in Exhibit F to this Series Supplement.

                  (b) Annual Noteholders' Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 2005, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Noteholder, a statement prepared by the Trustee containing the information required to be contained in the regular monthly report to Noteholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Noteholder, together with such other customary information (consistent with the treatment of the Notes as debt) as the Trustee deems necessary or desirable to enable the Noteholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

                  SECTION 5. Series 2005-1 Pay Out Events. A "Series 2005-1 Pay Out Event" refers to any of the following events:

                  (a) failure on the part of any of the Originators, the Issuer or the Seller (i) to make any payment or deposit required by the terms of the Receivables Purchase Agreement, the Sale and Servicing Agreement, the Base Indenture or this Series Supplement, on or before the date occurring five Business Days after the date such payment or deposit is required to be made herein or (ii) failure on the part of any of the Originators, the Issuer or the Seller duly to observe or perform in any material respect any other covenants or agreements of such entity set forth in the Receivables Purchase Agreement, the Sale and Servicing Agreement, the Base Indenture or this Series Supplement, which failure has a material adverse effect on the Noteholders (which determination shall be made without reference to the subordination of any Class of Notes) and continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such entity by the Trustee, or to such entity and the Trustee by the Holders of Notes evidencing in the aggregate not less than 50% of the Investor Interests of this Series 2005-1, and continues to affect materially and adversely the interests of the Noteholders (which determination shall be made without reference to the subordination of any Class of Notes) for such period;


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
                  (b) any representation or warranty made by any of the Originators, the Issuer or the Seller in the Receivables Purchase Agreement, the Sale and Servicing Agreement, the Base Indenture or this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by such entity pursuant to Section 2.01 or 2.06 of the Sale and Servicing Agreement (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such entity by the Trustee, or to such entity and the Trustee by the Holders of Notes evidencing in the aggregate not less than 50% of the Investor Interests of this Series 2005-1, and (ii) as a result of which the interests of the Noteholders are materially and adversely affected (which determination shall be made without reference to whether any funds are available by reason of the subordination of any Class of Notes) and continue to be materially and adversely affected (which determination shall be made without reference to whether any funds are available by reason of the subordination of any Class of Notes) for such period; provided, however, that a Series 2005-1 Pay Out Event pursuant to this subsection 9(b) shall not be deemed to have occurred hereunder if the Seller has accepted reassignment of or paid its portion of principal due under the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of subsections 2.04(e) or 2.04(f) of the Sale and Servicing Agreement;

                  (c) the Trust Interest as of the end of the immediately preceding Monthly Period (adjusted to give effect to the inclusion in or removal from the Trust of all Receivables transferred to or from the Trust and/or any reduction or increase in any outstanding notes since the end of the immediately preceding Monthly Period and on or prior to the following Payment Date) does not at least equal the largest required Minimum Trust Interest of any outstanding Series (adjusted to give effect to any reduction or increase in any outstanding notes on or prior to the following Payment Date);

                  (d) any Servicer Default occurs which would have a material adverse effect on the Noteholders (which determination shall be made without reference to the subordination of the Class B, C or D Notes);

                  (e) if the Monthly Payment Rate is less than 12% for three consecutive Monthly Periods;

                  (f) if the Financed Premium Percentage exceeds 90% for three consecutive Monthly Periods;

                  (g) if the Annualized Monthly Excess Spread Amount is less than 0.00% for three consecutive Monthly Periods;

                  (h) upon an Event of Default;


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
                  (i) the Notes have not been paid in full on the Scheduled Payment Date;

                  (j) an Insolvency Event occurs with respect to AIG; and

                  (k) the Trustee shall fail to have a valid first priority perfected interest in any portion of the Trust Assets, which has a material adverse effect on the interests of the Noteholders, and the Issuer shall fail to repurchase such affected portion of the Trust Assets within one Business Day's notice of such failure.

                  A "Trust Pay Out Event" refers to any of the following events:

                  (a) an Insolvency Event occurs with respect to any of the Originators, the Servicer or the Seller;

                  (b) the Seller shall become unable for any reason to transfer the Collections on, or other proceeds of, Originator Receivables to the Issuer in accordance with the provisions of this Agreement;

                  (c) the Issuer or the Seller shall have become an "investment company" required to register or shall have become under the "control" of an "investment company" required to register under the Investment Company Act of 1940, as amended; and

                  (d) AIG shall fail to meet its obligations under the AIG Support Agreement or the support obligations are amended, modified or terminated, other than as permitted under the AIG Support Agreement.

In the case of any event described in subsection (a), (b), (d), (f) or (k) of the definition of a Series 2005-1 Pay Out Event, after the applicable grace period set forth in such subsections, a Series 2005-1 Pay Out Event shall occur on the tenth Business Day thereafter unless prior to such day Holders of Notes evidencing in the aggregate not less than 50% of the Investor Interests of this Series 2005-1 shall notify the Trustee, the Seller and the Servicer in writing that a Series 2005-1 Pay Out Event should not occur. In the case of any event described in subsections (c), (e), (g), (h), (i) or (j) of the definition of a Series 2005-1 Pay Out Event and the events described on subsections (a), (b),
(c) or (d) of the definition of a Trust Pay Out Event, a Series 2005-1 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Noteholders immediately upon the occurrence of such event.

                  Notwithstanding anything to the contrary in the Base Indenture, if a Pay Out Event occurs during the Controlled Accumulation Period, any amount on deposit in the Principal Funding Account will be paid to the Class A Noteholders and, after the Class A Notes have been paid in full, the Class B Noteholders and, after the Class B Notes have been paid in full, the Class C Noteholders and, after Class C Notes have been paid in full, the Class D Notes


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
on the first distribution date with respect to the Rapid Amortization Period.

                  Notwithstanding anything to the contrary in the Base Indenture, no Series 2005-1 Pay Out Event may be amended, waived or deleted and no new Series 2005-1 Series Pay Out Event may be added, without the prior consent of the Holder of a Note Majority of this Series.

                  SECTION 6. Series 2005-1 Termination. Except as otherwise provided in subsection 12.5(b), the right of the Noteholders to receive payments from the Trust will terminate on the first Business Day following the Series 2005-1 Termination Date.

                  SECTION 7. Early Pay Off. The Seller may redeem the Notes (a "Payoff") from funds deposited into the Payment Account representing the proceeds of the refinancing of any outstanding Series of notes on any Payment Date on or after July 15, 2008 (the Payment Date on which the Notes are to be refinanced, the "Payoff Date"), in whole or in part (without premium) from funds deposited into the Payment Account equal to the Payoff Price, upon notice to the Trustee of such election.

                  The Payoff Price will be deposited in the Payment Account by no later than 1:00 p.m. New York City time on the Payoff Date. Amounts on deposit in the Payment Account for any such Payoff will be paid to the Noteholders, first to redeem all of the Class A Notes, next to redeem all of the Class B Notes, next to redeem all of the Class C Notes and finally to redeem all of the Class D Notes. If the Notes are to be redeemed on a Payoff Date, the Seller shall commence efforts towards a refinancing of the Notes by the issuance of new debt, on or before July 15, 2008.

                  The Early Payoff rights of the Seller described in this
Section 7 will terminate in the event that, as a result of changes in applicable accounting principles, such Early Payoff rights would cause the transfer of the Receivables to not be treated as a sale under such accounting principles.

                  SECTION 8.  Amendments.

                  (a) Notwithstanding Section 10.1 of the Base Indenture, the Transfer and Servicing Agreements, the Base Indenture and this Series 2005-1 Supplement may be amended by the parties thereto without the consent of the Indenture Trustee or the Noteholders, if the Seller delivers to the Issuer and the Indenture Trustee:

                      (i) a certificate of an authorized officer stating that, in the Seller's reasonable belief, the amendment will not have a material adverse effect on any Noteholder; and

                      (ii) written confirmation from each Rating Agency that the amendment will not result in a reduction or withdrawal of its then-existing rating of the Notes.


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
                  (b) Such Agreements may also be amended with the consent of Noteholders representing at least 50% of the then outstanding principal balance of the Notes. Even with consent, no amendment may occur if it:

                      (i) reduces the amount of, or delays the timing of any distributions to be made to Noteholders, without the consent of each affected noteholder;

                      (ii) changes the definition or the manner of calculating the interest of any Noteholder, without the consent of each affected Noteholder;

                      (iii) reduces the percentage set forth under this heading of the outstanding principal balance of the Notes required to consent to any amendment, without the consent of each affected Noteholder; or

                      (iv) adversely affects the rating of any class of Notes by any Rating Agency;

without the consent of Noteholders requesting at least 50% of the then-outstanding principal balance of the Notes of each affected class. For purposes of determining whether the requisite consent to any amendment has been given, Notes held by the Seller and its Affiliates shall be considered not outstanding.

                  However, no such amendment shall be deemed effective without the Indenture Trustee's consent, if the Indenture Trustee's rights, duties and obligations under the Series 2005-1 Supplement are thereby modified. Promptly after the effectiveness of any such amendment, the Trust shall deliver a copy of such amendment to each of the Servicer, the Indenture Trustee and each Rating Agency described in this Series 2005-1 Supplement.

                  SECTION 9. Random Removal. So long as any Notes are outstanding, the Servicer shall randomly select Receivables to be removed from the Trust Estate pursuant to Section 5.8 and pursuant to Section 2.07(b) of the Sale and Servicing Agreement.

                  SECTION 10. DPO Policy. Policy No. 6457520 issued by Starr Excess Liability Insurance International Limited shall not be terminated unless such termination will not result in a qualification or reduction of the then existing rating given by Moody's and Standard & Poors or unless agreed to by the Trustee or by 50% of the Noteholders, and, after such termination, Moody's and Standard & Poors are notified that such termination has occurred.

                  SECTION 11. Eligible Receivables. So long as any Notes are outstanding, the definition of "Eligible Receivables" in the Sale and Servicing Agreement shall be amended by revising the second parenthetical phrase in clause


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
(l) thereof to read as follows: "(except as provided under applicable bankruptcy and insolvency law)."

                  SECTION 12.  [Reserved.]

                  SECTION 13. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

                  SECTION 14.  UCC Security Interest Representations.

                  (a) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Principal Receivables and the Finance Charge Receivables in favor of the Indenture Trustee, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Originators, the Seller and the Issuer.

                  (b) The Principal Receivables and the Finance Charge Receivables constitute "accounts" or "general intangibles" within the meaning of the applicable UCC.

                  (c) The Issuer owns and has good and marketable title to the Principal Receivables and the Finance Charge Receivables free and clear of any Lien, claim or encumbrance of any Person.

                  (d) The Issuer has received all consents and approvals required by the terms of the Principal Receivables and the Finance Charge Receivables for the transfer of the Principal Receivables and the Finance Charge Receivables hereunder to the Indenture Trustee.

                  (e) The Issuer has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Principal Receivables and the Finance Charge Receivables granted to the Indenture Trustee hereunder.

                  (f) Other than the security interest granted to the Indenture Trustee pursuant to this Agreement, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Principal Receivables and the Finance Charge Receivables. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Principal Receivables and the Finance Charge Receivables other than any financing statement (i) relating to the security interest granted to Indenture Trustee hereunder, (ii) that has been terminated, or (iii) that names the Indenture Trustee as secured party. The Issuer is not aware of any judgment or tax lien filings against the Issuer.


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
                  SECTION 15. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS SERIES SUPPLEMENT AND EACH NOTEHOLDER HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES AND EACH NOTEHOLDER HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

                  SECTION 16. Waiver of Trial by Jury. To the extent permitted by applicable law, each of the parties hereto and each of the Noteholders irrevocably waives all right of trial by jury in any action, proceeding or counterclaim arising out of or in connection with this Series Supplement or the Related Documents or any matter arising hereunder or thereunder.

                  SECTION 17. No Petition. The Issuer and the Trustee, by entering into this Series Supplement and each Noteholder, by accepting a Note hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Noteholders, the Sale and Servicing Agreement, the Base Indenture or this Series Supplement.












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
                  IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed by their respective officers as of the day and year first above written.

                                AICCO PREMIUM FINANCE MASTER TRUST, as Issuer

                                By: CHASE BANK USA, NATIONAL ASSOCIATION
                                    not in its individual capacity but solely
                                    as Owner Trustee

                                By:
                                    -------------------------------------------
                                    Name:
                                    Title:


                                JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as successor-in-interest to BANK ONE, NATIONAL ASSOCIATION, as Indenture Trustee

                                By:
                                    -------------------------------------------
                                    Name:
                                    Title:




AGREED TO WITH RESPECT TO SECTION 5.29, SECTION 9 AND SECTION 11 HEREOF:

A.I. CREDIT CORP., as a Servicer

By:
    -----------------------------------------------
    Name:
    Title:


AICCO, INC., as a Servicer

By:
    -----------------------------------------------
    Name:
    Title:

IMPERIAL PREMIUM FUNDING, INC.,
as a Servicer

By:
    -----------------------------------------------
    Name:
    Title:


AICCO, INC.,
as a Servicer

By:
    -----------------------------------------------
    Name:
    Title:


IMPERIAL PREMIUM FINANCE, INC.,
as a Servicer

By:
    -----------------------------------------------
    Name:
    Title:

AGREED TO WITH RESPECT TO SECTION 11 HEREOF:

A.I. CREDIT CORP.

By:
    -----------------------------------------------
    Name:
    Title:






























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